SEC. File Nos. 2- 50700
                                                          811-2444

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM N-1A
                             Registration Statement
                                     Under
                         the Securities Act of 1933
                        Post-Effective Amendment No. 42
                                      and
                             Registration Statement
                                     Under
                      The Investment Company Act of 1940
                              Amendment No. 23

                        THE BOND FUND OF AMERICA, INC.
               (Exact Name of Registrant as specified in charter)
                            333 South Hope Street
                         Los Angeles, California 90071
                     (Address of principal executive offices)

              Registrant's telephone number, including area code:
                               (213) 486-9200


                              JULIE F. WILLIAMS
                            333 South Hope Street
                        Los Angeles, California 90071
                    (name and address of agent for service)


                                 Copies to:
                            ROBERT E. CARLSON, ESQ.
                    PAUL, HASTINGS, JANOFSKY & WALKER LLP
                            555 S. Flower Street
                          Los Angeles, CA 90071-2371
                         (Counsel for the Registrant)

   Title of Securities being Registered: Shares of Capital Stock, $1.00 par value
                   Approximate date of proposed public offering:

It is proposed that this filing become effective on March 1, 1998, pursuant to paragraph (b) of rule 485.

                       THE BOND FUND OF AMERICA, INC.
                            CROSS REFERENCE SHEET

Item Number of                                       Captions in Prospectus (Part "A")
Part "A" of Form N-1A



1.      Cover Page                                   Cover Page

2.      Synopsis                                     Expenses

3.      Condensed Financial Information              Financial Highlights; Investment Results

4.      General Description of Registrant            Investment  Policies and Risks

5.      Management of the Fund                       Financial Highlights

6.      Capital Stock and Other Securities           Investment Policies and Risks;  Securities and
                                                     Investment Techniques; Fund Organization and
                                                     Management; Dividends, Distributions and Taxes

7.      Purchase of Securities Being Offered         Purchasing Shares; Other Important Things to
                                                     Remember

8.      Redemption or Repurchase                     Selling Shares

9.      Legal Proceedings                            N/A



Item Number of                                      Captions in Statement of
Part "B" of Form N-1A                               Additional Information (Part "B")



10.     Cover Page                                   Cover

11.     Table of Contents                            Table of Contents

12.     General Information and History              n/a

13.     Investment Objectives and Policies           The Fund's Investment Objective and
                                                     Policies; Investment Restrictions

14.     Management of the Registrant                 Fund Officers and Directors;

15.     Control Persons and Principal Holders        Fund Officers and Directors
        of Securities

16.     Investment Advisory and Other Services       Fund Officers and Directors; Management;
                                                     General Information

17.     Brokerage Allocation and Other               Execution of Portfolio Transactions
        Practices

18.     Capital Stock and Other Securities           None

19.     Purchase, Redemption and Pricing of          Purchase of Shares; Shareholder
        Securities Being Offered                     Account Services and Privileges

20.     Tax Status                                   Dividends, Distributions and Federal  Taxes

21.     Underwriter                                  Management -- Principal Underwriter

22.     Calculation of Performance Data              Investment Results

23.     Financial Statements                         Financial Statements



Item in Part "C"

24.     Financial Statements and Exhibits

25.     Persons Controlled by or under

        Common Control with Registrant

26.     Number of Holders of Securities

27.     Indemnification

28.     Business and Other Connections of
        Investment Adviser

29.     Principal Underwriters

30.     Location of Accounts and Records

31.     Management Services

32.     Undertakings



        Signature Page


                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                         The Bond Fund of America(SM)

                                   Prospectus



                                 MARCH 1, 1998

THE BOND FUND OF AMERICA
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                                3
 .........................................
Financial Highlights                    4
 .........................................
Investment Policies and Risks           5
 .........................................
Securities and Investment Techniques    6
 .........................................
Multiple Portfolio Counselor System    12
 .........................................
Investment Results                     13
 .........................................
Dividends, Distributions and Taxes     14
 .........................................
Fund Organization and Management       15
 .........................................
Shareholder Services                   18
 .........................................

--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in bonds.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


08-010-0398

================================================================================

EXPENSES

The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Operating expenses are paid by the fund.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)  4.75%
 ..........................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

------------------------------------------
Management fees                      0.33%
 ..........................................
12b-1 expenses                       0.25%/1/
 ..........................................
Other expenses                       0.10%
 ..........................................
Total fund operating expenses        0.68%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
------------------------------------------
One year                               $54
 ..........................................
Three years                            $68
 ..........................................
Five years                             $84
 ..........................................
Ten years                             $128

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS    3
--------------------------------------------------------------------------------

================================================================================

FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                        YEAR ENDED DECEMBER 31
                                                     ----------------------------
                            1997    1996    1995     1994    1993    1992    1991    1990    1989    1988
            ----------------------------------------------------------------------------------------------
Net asset value,
beginning of year         $13.75  $13.88  $12.69   $14.45  $13.99  $13.70  $12.39  $13.23  $13.24  $13.14
----------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                       .98    1.02    1.05     1.05    1.09    1.15    1.21    1.24    1.31    1.28
 ..........................................................................................................
Net realized and
unrealized gain (loss)
on investments               .25    (.13)   1.18    (1.76)    .84     .34    1.28    (.84)   (.02)    .08
 ..........................................................................................................
Total income (loss) from
investment operations       1.23     .89    2.23     (.71)   1.93    1.49    2.49     .40    1.29    1.36
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from
net investment
income                      (.98)  (1.02)  (1.04)   (1.05)  (1.08)  (1.16)  (1.18)  (1.24)  (1.30)  (1.26)
 ..........................................................................................................
Distributions from
net realized gains            --      --      --       --    (.39)   (.04)     --      --      --      --
 ..........................................................................................................
Total distributions         (.98)  (1.02)  (1.04)   (1.05)  (1.47)  (1.20)  (1.18)  (1.24)  (1.30)  (1.26)
 ..........................................................................................................
Net asset value,
end of year               $14.00  $13.75  $13.88   $12.69  $14.45  $13.99  $13.70  $12.39  $13.23  $13.24
----------------------------------------------------------------------------------------------------------
Total return/1/            9.24%   6.71%  18.25%  (5.02)%  14.14%  11.34%  21.04%   3.27%  10.13%  10.70%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)        $8,176  $7,002  $6,290   $4,941  $5,285  $3,917  $2,859  $1,945  $1,481  $1,021
 ..........................................................................................................
Ratio of expenses
to average net assets       .68%    .71%    .74%     .69%    .71%    .73%    .77%    .76%    .76%    .66%
 ..........................................................................................................
Ratio of net income
to average net assets      6.95%   7.47%   7.87%    7.77%   7.53%   8.36%   9.28%   9.70%   9.73%   9.54%
 ..........................................................................................................
Portfolio turnover
rate                      51.96%  43.43%  43.80%   56.98%  44.68%  49.70%  56.50%  59.90%  64.28%  93.00%
----------------------------------------------------------------------------------------------------------

/1/ Excludes maximum sales charge of 4.75%.

--------------------------------------------------------------------------------
4   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

INVESTMENT POLICIES AND RISKS

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The fund invests substantially all of its assets in marketable corporate debt securities, U.S. Government securities, pass-through securities, and cash or money market instruments. Normally, at least 65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered any debt securities having initial maturities in excess of one year.)

At least 60% of the value of the fund's assets, measured at the time of any purchase, must be invested in the following categories:

 . marketable corporate debt securities such as bonds rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation (all ratings discussed below refer to those assigned by these two rating agencies) or, if not rated by either of these rating agencies, determined by the fund's investment adviser, Capital Research and Management Company, as being of investment quality equivalent to securities rated A or better;

 . U.S. Government securities;

 . pass-through securities rated A or better or determined to be of equivalent quality by the fund's investment adviser; and

 . cash or money market instruments (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies and instrumentalities).

The remaining 40% of the fund's assets, measured at the time of purchase, may be invested in debt securities rated below A or unrated securities that are determined to be of equivalent quality. Securities rated Ba or BB and below are generally considered speculative.

In addition, the fund may from time to time invest in fixed-income securities of corporations or governmental entities outside the U.S., may purchase or sell various currencies and enter into forward currency contracts in connection with these investments, and may invest, to a limited extent in inverse floating rate notes. The fund may also invest real estate investment trusts and in notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest payments vary with the rate of inflation. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS    5
--------------------------------------------------------------------------------

================================================================================

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 35% of its assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as Ca or CC which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the ratings.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis as well as by monitoring broad economic trends and corporate and legislative developments.

OTHER SECURITIES

The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. The fund may invest up to 10% of its assets in preferred stocks.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These

--------------------------------------------------------------------------------
6   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

While the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may invest in debt securities that are issued together with common stock or other equity interests, or have equity conversion, exchange, or purchase rights. The fund may continue to hold up to 5% of its assets in common stock, warrants and rights so acquired after sales of the corresponding debt securities.

PORTFOLIO COMPOSITION

The average monthly composition of the fund's portfolio as a percentage of its average assets based on the higher of Moody's or S&P ratings for the fiscal year ended December 31, 1997 was as follows:

-----------------
Aaa/AAA    41.67%
 .................
Aa/AA       3.42%
 .................
A/A         4.14%
 .................
Baa/BBB    13.01%
 .................
Ba/BB       7.70%
 .................
B/B        13.29%
 .................
Caa/CCC     0.23%
 .................
C/C         0.03%
 .................
Non-rated   2.20%

Some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

-----------------
Aaa/AAA     0.03%
 .................
Aa/AA       0.05%
 .................
A/A         0.49%
 .................
Baa/BBB     0.40%
 .................
Ba/BB       0.01%
 .................
B/B         0.11%
 .................
Caa/CCC     1.11%

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS    7
--------------------------------------------------------------------------------

================================================================================

During this period, equity-type securities made up an average of 0.85% and money market instruments/cash made up an average of 13.46% of the fund's portfolio.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

PASS-THROUGH SECURITIES

The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

--------------------------------------------------------------------------------
8   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages, mortgage-backed securities or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.

INVESTING IN VARIOUS COUNTRIES

The fund has the flexibility to invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS    9
--------------------------------------------------------------------------------

================================================================================

Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss. In addition, the fund may also enter into "roll" transactions which are the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. The fund only enters into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under the repurchase agreements defaults, the fund may

--------------------------------------------------------------------------------
10   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The fund may invest, subject to an overall 10% limit on loans, in loan participations or assignments, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. Loan participations typically result in the fund having a contractual relationship only with the lender; however, the fund may assume the credit risks associated with both the borrower and lender selling the participation. When purchasing loan assignments from lenders, the fund acquires direct rights against the borrower of the loan; however, the rights and obligations acquired by the fund may differ from, and be more limited than, those held by the assigning lender.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations and assignments are generally not rated by major rating agencies, may not be protected by the securities laws, and are generally considered to be illiquid.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

MATURITY

There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   11
--------------------------------------------------------------------------------

================================================================================

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed below.


                                                        YEARS OF EXPERIENCE
                                                                AS
                                                            INVESTMENT
                                                           PROFESSIONAL
                                                           (APPROXIMATE)
                                             ..................................
                                           YEARS OF
                                         EXPERIENCE AS
                                           PORTFOLIO
                                           COUNSELOR
                                         (AND RESEARCH
                                         PROFESSIONAL,
                                              IF       WITH CAPITAL
                                          APPLICABLE)  RESEARCH AND
PORTFOLIO COUNSELORS                     FOR THE BOND   MANAGEMENT
        FOR                                 FUND OF     COMPANY OR
  THE BOND FUND OF                          AMERICA        ITS       TOTAL
      AMERICA          PRIMARY TITLE(S)  (APPROXIMATE)  AFFILIATES   YEARS
-------------------------------------------------------------------------------
ABNER D.              President and      24 years      31 years     46 years
GOLDSTINE             Director of the    (since the
                      fund. Senior Vice  fund began
                      President and      operations)
                      Director, Capital
                      Research and
                      Management Company
-------------------------------------------------------------------------------
DAVID C.              Vice President of  3 years       10 years     17 years
BARCLAY               the fund. Vice
                      President, Capital
                      Research and
                      Management Company
-------------------------------------------------------------------------------
JOHN H.               Vice President of  9 years       15 years     16 years
SMET                  the fund. Vice
                      President, Capital
                      Research and
                      Management Company
-------------------------------------------------------------------------------
MARK H.               Vice President --  4 years       10 years     20 years
DALZELL               Investment
                      Management Group,
                      Capital Research
                      and Management
                      Company
-------------------------------------------------------------------------------
SUSAN M.              Vice President and Less than 1   8 years      10 years
TOLSON                Director, Capital  year (plus 7
                      Research Company   years as a
                                         research
                                         professional
                                         prior to
                                         becoming a
                                         portfolio
                                         counselor for
                                         the fund)
-------------------------------------------------------------------------------

  The fund began operations on May 28, 1974.

--------------------------------------------------------------------------------
12   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

INVESTMENT RESULTS

The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1997)

                                THE FUND                         LEHMAN
AVERAGE ANNUAL                   AT NET     THE FUND AT MAXIMUM BROTHERS
TOTAL RETURNS:               ASSET VALUE/1/ SALES CHARGE/1/,/2/ INDEX/3/
--------------------------------------------------------------------------------
One year                          9.24%            4.02%         9.65%
 ................................................................................
Five years                        8.37%            7.31%         7.48%
 ................................................................................
Ten years                         9.75%            9.21%         9.18%
 ................................................................................
Lifetime/5/                      10.42%           10.19%         9.74%/4/
--------------------------------------------------------------------------------
Yield/1/,/2/: 6.24%
Distribution rate/2/: 6.74%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ The Lehman Brothers Aggregate Bond Index represents investment grade debt.
    This index is unmanaged and does not reflect sales charges, commissions, or expenses.
/4/ From May 31, 1974 through December 31, 1975, the Lehman Brothers
    Government/Corporate Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist. As of January 1, 1976, the Lehman Brothers Aggregate Bond Index has been used.
/5/ The fund began investment operations on May 28, 1974.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   13
--------------------------------------------------------------------------------

================================================================================
Here are the fund's annual total returns calculated without a sales charge.
This information is being supplied on a calendar year basis.

                            [GRAPHIC APPEARS HERE]

1988         10.7
1989         10.13
1990          3.27
1991         21.04
1992         11.34
1993         14.14
1994         (5.02)
1995         18.25
1996          6.71
1997          9.24

Past results are not an indication of future results.
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends, which may fluctuate, from its net investment income daily and distributes the accrued dividends to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. All capital gains, if any, are distributed annually, usually in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

--------------------------------------------------------------------------------
14   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation in 1973. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   15
--------------------------------------------------------------------------------

================================================================================

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a management fee, which may not exceed 0.30% of the fund's average net assets annually and declines at certain asset levels, plus an amount which may not exceed 3% of the fund's gross investment income for the preceding month and which also declines at certain annual gross investment levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher sales loads in lieu of these fees.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case

--------------------------------------------------------------------------------
16   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                               [MAP APPEARS HERE]

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 757/670-4773


--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   17
--------------------------------------------------------------------------------

================================================================================

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES
ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below, subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

--------------------------------------------------------------------------------
18   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group, generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLineSM (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of 4:00 p.m. Eastern time (the normal close of trading) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account, and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account................................................. $1,000
  For a retirement plan account......................................... $  250
  For a retirement plan account through payroll deduction............... $   25
To add to an account.................................................... $   50
  For a retirement plan account through payroll deduction............... $   25

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   19
--------------------------------------------------------------------------------

================================================================================

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                    SALES CHARGE AS A
                                     PERCENTAGE OF
                                    .................
                                                            DEALER
                                                 NET    CONCESSION AS
                                     OFFERING   AMOUNT  % OF OFFERING
INVESTMENT                             PRICE   INVESTED     PRICE
--------------------------------------------------------------------------------
Less than $25,000                      4.75%     4.99%     4.00%
 ................................................................................
$25,000 but less than $50,000          4.50%     4.71%     3.75%
 ................................................................................
$50,000 but less than $100,000         4.00%     4.17%     3.25%
 ................................................................................
$100,000 but less than $250,000        3.50%     3.63%     2.75%
 ................................................................................
$250,000 but less than $500,000        2.50%     2.56%     2.00%
 ................................................................................
$500,000 but less than $1 million      2.00%     2.04%     1.60%
 ................................................................................
$1 million or more and certain
other investments described below    see below see below  see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE BY THESE ACCOUNTS WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

--------------------------------------------------------------------------------
20   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group as well as your holdings in Endowments and Bond Portfolio for Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges that may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   21
--------------------------------------------------------------------------------

================================================================================

SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLineSM (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLineSM, or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

--------------------------------------------------------------------------------
22   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   23
--------------------------------------------------------------------------------

  FOR SHAREHOLDER            FOR RETIREMENT PLAN               FOR DEALER
  SERVICES                   SERVICES                          SERVICES
  American Funds             Call your employer or             American Funds
  Service Company            plan administrator                Distributors
  800/421-0180 ext. 1                                          800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION

       American                                   American Funds
       FundsLine(R)                               Internet Web site
       800/325-3590                               http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. In
 the event of any inconsistency or ambiguity as to the
 meaning of any word or phrase in a translation, the English text will prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent auditors' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary of
 Service Company                 the fund
 800/421-0180 ext. 1             333 South Hope Street
                                 Los Angeles, CA 90071

This prospectus has been printed on recycled paper.

                                              [LOGO OF RECYCLED PAPER]

--------------------------------------------------------------------------------
24   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Julie F. Williams
Julie F. Williams
Secretary

                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                         The Bond Fund of America(SM)

                                   Prospectus



                                 MARCH 1, 1998

THE BOND FUND OF AMERICA
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                                3
 .........................................
Financial Highlights                    4
 .........................................
Investment Policies and Risks           5
 .........................................
Securities and Investment Techniques    6
 .........................................
Multiple Portfolio Counselor System    12
 .........................................
Investment Results                     13
 .........................................
Dividends, Distributions and Taxes     14
 .........................................
Fund Organization and Management       15
 .........................................
Shareholder Services                   18
 .........................................

--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in bonds.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


08-010-0398

================================================================================

EXPENSES

The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Operating expenses are paid by the fund.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)  4.75%
 ..........................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

------------------------------------------
Management fees                      0.33%
 ..........................................
12b-1 expenses                       0.25%/1/
 ..........................................
Other expenses                       0.10%
 ..........................................
Total fund operating expenses        0.68%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
------------------------------------------
One year                               $54
 ..........................................
Three years                            $68
 ..........................................
Five years                             $84
 ..........................................
Ten years                             $128

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                                      THE BOND FUND OF AMERICA / PROSPECTUS    3
--------------------------------------------------------------------------------

================================================================================

FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                        YEAR ENDED DECEMBER 31
                                                     ----------------------------
                            1997    1996    1995     1994    1993    1992    1991    1990    1989    1988
            ----------------------------------------------------------------------------------------------
Net asset value,
beginning of year         $13.75  $13.88  $12.69   $14.45  $13.99  $13.70  $12.39  $13.23  $13.24  $13.14
----------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                       .98    1.02    1.05     1.05    1.09    1.15    1.21    1.24    1.31    1.28
 ..........................................................................................................
Net realized and
unrealized gain (loss)
on investments               .25    (.13)   1.18    (1.76)    .84     .34    1.28    (.84)   (.02)    .08
 ..........................................................................................................
Total income (loss) from
investment operations       1.23     .89    2.23     (.71)   1.93    1.49    2.49     .40    1.29    1.36
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from
net investment
income                      (.98)  (1.02)  (1.04)   (1.05)  (1.08)  (1.16)  (1.18)  (1.24)  (1.30)  (1.26)
 ..........................................................................................................
Distributions from
net realized gains            --      --      --       --    (.39)   (.04)     --      --      --      --
 ..........................................................................................................
Total distributions         (.98)  (1.02)  (1.04)   (1.05)  (1.47)  (1.20)  (1.18)  (1.24)  (1.30)  (1.26)
 ..........................................................................................................
Net asset value,
end of year               $14.00  $13.75  $13.88   $12.69  $14.45  $13.99  $13.70  $12.39  $13.23  $13.24
----------------------------------------------------------------------------------------------------------
Total return/1/            9.24%   6.71%  18.25%  (5.02)%  14.14%  11.34%  21.04%   3.27%  10.13%  10.70%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)        $8,176  $7,002  $6,290   $4,941  $5,285  $3,917  $2,859  $1,945  $1,481  $1,021
 ..........................................................................................................
Ratio of expenses
to average net assets       .68%    .71%    .74%     .69%    .71%    .73%    .77%    .76%    .76%    .66%
 ..........................................................................................................
Ratio of net income
to average net assets      6.95%   7.47%   7.87%    7.77%   7.53%   8.36%   9.28%   9.70%   9.73%   9.54%
 ..........................................................................................................
Portfolio turnover
rate                      51.96%  43.43%  43.80%   56.98%  44.68%  49.70%  56.50%  59.90%  64.28%  93.00%
----------------------------------------------------------------------------------------------------------

/1/ Excludes maximum sales charge of 4.75%.

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4   THE BOND FUND OF AMERICA / PROSPECTUS
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

================================================================================

INVESTMENT POLICIES AND RISKS

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The fund invests substantially all of its assets in marketable corporate debt securities, U.S. Government securities, pass-through securities, and cash or money market instruments. Normally, at least 65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered any debt securities having initial maturities in excess of one year.)

At least 60% of the value of the fund's assets, measured at the time of any purchase, must be invested in the following categories:

 . marketable corporate debt securities such as bonds rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation (all ratings discussed below refer to those assigned by these two rating agencies) or, if not rated by either of these rating agencies, determined by the fund's investment adviser, Capital Research and Management Company, as being of investment quality equivalent to securities rated A or better;

 . U.S. Government securities;

 . pass-through securities rated A or better or determined to be of equivalent quality by the fund's investment adviser; and

 . cash or money market instruments (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies and instrumentalities).

The remaining 40% of the fund's assets, measured at the time of purchase, may be invested in debt securities rated below A or unrated securities that are determined to be of equivalent quality. Securities rated Ba or BB and below are generally considered speculative.

In addition, the fund may from time to time invest in fixed-income securities of corporations or governmental entities outside the U.S., may purchase or sell various currencies and enter into forward currency contracts in connection with these investments, and may invest, to a limited extent in inverse floating rate notes. The fund may also invest real estate investment trusts and in notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest payments vary with the rate of inflation. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS    5
--------------------------------------------------------------------------------

================================================================================

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 35% of its assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as Ca or CC which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the ratings.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis as well as by monitoring broad economic trends and corporate and legislative developments.

OTHER SECURITIES

The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. The fund may invest up to 10% of its assets in preferred stocks.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These

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6   THE BOND FUND OF AMERICA / PROSPECTUS
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

================================================================================

securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

While the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may invest in debt securities that are issued together with common stock or other equity interests, or have equity conversion, exchange, or purchase rights. The fund may continue to hold up to 5% of its assets in common stock, warrants and rights so acquired after sales of the corresponding debt securities.

PORTFOLIO COMPOSITION

The average monthly composition of the fund's portfolio as a percentage of its average assets based on the higher of Moody's or S&P ratings for the fiscal year ended December 31, 1997 was as follows:

-----------------
Aaa/AAA    41.67%
 .................
Aa/AA       3.42%
 .................
A/A         4.14%
 .................
Baa/BBB    13.01%
 .................
Ba/BB       7.70%
 .................
B/B        13.29%
 .................
Caa/CCC     0.23%
 .................
C/C         0.03%
 .................
Non-rated   2.20%

Some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

-----------------
Aaa/AAA     0.03%
 .................
Aa/AA       0.05%
 .................
A/A         0.49%
 .................
Baa/BBB     0.40%
 .................
Ba/BB       0.01%
 .................
B/B         0.11%
 .................
Caa/CCC     1.11%

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                                      THE BOND FUND OF AMERICA / PROSPECTUS    7
--------------------------------------------------------------------------------

================================================================================

During this period, equity-type securities made up an average of 0.85% and money market instruments/cash made up an average of 13.46% of the fund's portfolio.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

PASS-THROUGH SECURITIES

The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

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8   THE BOND FUND OF AMERICA / PROSPECTUS
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

================================================================================

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages, mortgage-backed securities or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.

INVESTING IN VARIOUS COUNTRIES

The fund has the flexibility to invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of

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                                      THE BOND FUND OF AMERICA / PROSPECTUS    9
--------------------------------------------------------------------------------

================================================================================

Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss. In addition, the fund may also enter into "roll" transactions which are the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. The fund only enters into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under the repurchase agreements defaults, the fund may

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10   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The fund may invest, subject to an overall 10% limit on loans, in loan participations or assignments, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. Loan participations typically result in the fund having a contractual relationship only with the lender; however, the fund may assume the credit risks associated with both the borrower and lender selling the participation. When purchasing loan assignments from lenders, the fund acquires direct rights against the borrower of the loan; however, the rights and obligations acquired by the fund may differ from, and be more limited than, those held by the assigning lender.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations and assignments are generally not rated by major rating agencies, may not be protected by the securities laws, and are generally considered to be illiquid.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

MATURITY

There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   11
--------------------------------------------------------------------------------

================================================================================

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed below.


                                                        YEARS OF EXPERIENCE
                                                                AS
                                                            INVESTMENT
                                                           PROFESSIONAL
                                                           (APPROXIMATE)
                                             ..................................
                                           YEARS OF
                                         EXPERIENCE AS
                                           PORTFOLIO
                                           COUNSELOR
                                         (AND RESEARCH
                                         PROFESSIONAL,
                                              IF       WITH CAPITAL
                                          APPLICABLE)  RESEARCH AND
PORTFOLIO COUNSELORS                     FOR THE BOND   MANAGEMENT
        FOR                                 FUND OF     COMPANY OR
  THE BOND FUND OF                          AMERICA        ITS       TOTAL
      AMERICA          PRIMARY TITLE(S)  (APPROXIMATE)  AFFILIATES   YEARS
-------------------------------------------------------------------------------
ABNER D.              President and      24 years      31 years     46 years
GOLDSTINE             Director of the    (since the
                      fund. Senior Vice  fund began
                      President and      operations)
                      Director, Capital
                      Research and
                      Management Company
-------------------------------------------------------------------------------
DAVID C.              Vice President of  3 years       10 years     17 years
BARCLAY               the fund. Vice
                      President, Capital
                      Research and
                      Management Company
-------------------------------------------------------------------------------
JOHN H.               Vice President of  9 years       15 years     16 years
SMET                  the fund. Vice
                      President, Capital
                      Research and
                      Management Company
-------------------------------------------------------------------------------
MARK H.               Vice President --  4 years       10 years     20 years
DALZELL               Investment
                      Management Group,
                      Capital Research
                      and Management
                      Company
-------------------------------------------------------------------------------
SUSAN M.              Vice President and Less than 1   8 years      10 years
TOLSON                Director, Capital  year (plus 7
                      Research Company   years as a
                                         research
                                         professional
                                         prior to
                                         becoming a
                                         portfolio
                                         counselor for
                                         the fund)
-------------------------------------------------------------------------------

  The fund began operations on May 28, 1974.

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12   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

INVESTMENT RESULTS

The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1997)

                                THE FUND                         LEHMAN
AVERAGE ANNUAL                   AT NET     THE FUND AT MAXIMUM BROTHERS
TOTAL RETURNS:               ASSET VALUE/1/ SALES CHARGE/1/,/2/ INDEX/3/
--------------------------------------------------------------------------------
One year                          9.24%            4.02%         9.65%
 ................................................................................
Five years                        8.37%            7.31%         7.48%
 ................................................................................
Ten years                         9.75%            9.21%         9.18%
 ................................................................................
Lifetime/5/                      10.42%           10.19%         9.74%/4/
--------------------------------------------------------------------------------
Yield/1/,/2/: 6.24%
Distribution rate/2/: 6.74%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ The Lehman Brothers Aggregate Bond Index represents investment grade debt.
    This index is unmanaged and does not reflect sales charges, commissions, or expenses.
/4/ From May 31, 1974 through December 31, 1975, the Lehman Brothers
    Government/Corporate Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist. As of January 1, 1976, the Lehman Brothers Aggregate Bond Index has been used.
/5/ The fund began investment operations on May 28, 1974.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   13
--------------------------------------------------------------------------------

================================================================================
Here are the fund's annual total returns calculated without a sales charge.
This information is being supplied on a calendar year basis.

                            [GRAPHIC APPEARS HERE]

1988         10.7
1989         10.13
1990          3.27
1991         21.04
1992         11.34
1993         14.14
1994         (5.02)
1995         18.25
1996          6.71
1997          9.24

Past results are not an indication of future results.
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends, which may fluctuate, from its net investment income daily and distributes the accrued dividends to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. All capital gains, if any, are distributed annually, usually in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

--------------------------------------------------------------------------------
14   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation in 1973. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   15
--------------------------------------------------------------------------------

================================================================================

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a management fee, which may not exceed 0.30% of the fund's average net assets annually and declines at certain asset levels, plus an amount which may not exceed 3% of the fund's gross investment income for the preceding month and which also declines at certain annual gross investment levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher sales loads in lieu of these fees.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case

--------------------------------------------------------------------------------
16   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                               [MAP APPEARS HERE]

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 757/670-4773

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   17
--------------------------------------------------------------------------------

================================================================================

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES
ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below, subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

--------------------------------------------------------------------------------
18   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group, generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLineSM (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of 4:00 p.m. Eastern time (the normal close of trading) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account, and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account................................................. $1,000
  For a retirement plan account......................................... $  250
  For a retirement plan account through payroll deduction............... $   25
To add to an account.................................................... $   50
  For a retirement plan account through payroll deduction............... $   25

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   19
--------------------------------------------------------------------------------

================================================================================

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                    SALES CHARGE AS A
                                     PERCENTAGE OF
                                    .................
                                                            DEALER
                                                 NET    CONCESSION AS
                                     OFFERING   AMOUNT  % OF OFFERING
INVESTMENT                             PRICE   INVESTED     PRICE
--------------------------------------------------------------------------------
Less than $25,000                      4.75%     4.99%     4.00%
 ................................................................................
$25,000 but less than $50,000          4.50%     4.71%     3.75%
 ................................................................................
$50,000 but less than $100,000         4.00%     4.17%     3.25%
 ................................................................................
$100,000 but less than $250,000        3.50%     3.63%     2.75%
 ................................................................................
$250,000 but less than $500,000        2.50%     2.56%     2.00%
 ................................................................................
$500,000 but less than $1 million      2.00%     2.04%     1.60%
 ................................................................................
$1 million or more and certain
other investments described below    see below see below  see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE BY THESE ACCOUNTS WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

--------------------------------------------------------------------------------
20   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group as well as your holdings in Endowments and Bond Portfolio for Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges that may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   21
--------------------------------------------------------------------------------

================================================================================

SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLineSM (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLineSM, or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

--------------------------------------------------------------------------------
22   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   23
--------------------------------------------------------------------------------

  FOR SHAREHOLDER            FOR RETIREMENT PLAN               FOR DEALER
  SERVICES                   SERVICES                          SERVICES
  American Funds             Call your employer or             American Funds
  Service Company            plan administrator                Distributors
  800/421-0180 ext. 1                                          800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION

       American                                   American Funds
       FundsLine(R)                               Internet Web site
       800/325-3590                               http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. In
 the event of any inconsistency or ambiguity as to the
 meaning of any word or phrase in a translation, the English text will prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent auditors' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary of
 Service Company                 the fund
 800/421-0180 ext. 1             333 South Hope Street
                                 Los Angeles, CA 90071

This prospectus has been printed on recycled paper.

                                              [LOGO OF RECYCLED PAPER]

--------------------------------------------------------------------------------
24   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

                           THE BOND FUND OF AMERICA, INC.

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                                MARCH 1,  1998

    This document is not a prospectus but should be read in conjunction with the current Prospectus of The Bond Fund of America, Inc. (the "fund") dated March 1, 1998. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                         The Bond Fund of America, Inc.
                              Attention: Secretary
                              333 South Hope Street
                              Los Angeles, CA  90071
                                  (213) 486-9200

 Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.
                               TABLE OF CONTENTS

ITEM                                                            PAGE NO.



Description of Certain Securities                                1

Investment Restrictions                                          6

Fund Officers and Directors                                      8

Management                                                      11

Dividends, Distributions and Federal Taxes                      14

Purchase of Shares                                              17

Redeeming Shares                                                24

Shareholder Account Services and Privileges                     25

Execution of Portfolio Transactions                             27

General Information                                             28

Investment Results                                              29

Description of Bond Ratings                                     34

Financial Statements                                            Attached


                       DESCRIPTION OF CERTAIN SECURITIES

 The descriptions below are intended to supplement the material in the Prospectus under "Investment Policies and Risks."

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

   DOWNGRADE POLICY - The fund is not normally required to dispose of a security in the event that its rating is reduced below the current minimum rating for its purchase (or it is not rated and its quality becomes equivalent to such a security).

    The fund's investment adviser, Capital Research and Management Company (the Investment Adviser), attempts to reduce these risks through diversification of the portfolio, by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so.

   OTHER MORTGAGE-RELATED SECURITIES - The fund may invest in real estate investment conduits which are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgage which will substantially reduce or eliminate interest payments. The fund does not intend to invest more than 5% of its assets in IOs and POs.

   FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss beginning on the date of the agreement.

    As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

    Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to enter into "roll" transactions. A "roll" transaction is the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under "roll" transactions. Under the Investment Company Act of 1940 (the "1940 Act"), these transactions may be considered borrowings by the fund; accordingly, the fund will limit these transactions, together with any other borrowings, to no more than one-third of its total assets. Although these transactions will not be entered into for the purpose of leveraging, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of roll agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

   INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

    Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

   REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in debt securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.

CASH AND CASH EQUIVALENTS - Subject to the requirement that it maintain at least 65% of its assets in bonds under normal market conditions, the fund may maintain assets in cash or cash equivalents. Cash equivalents include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit, (interest-bearing time deposits); and bankers' acceptances, (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association and bank obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that at time of purchase mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that at time of purchase mature, or that may be redeemed, in one year or less.

   CURRENCY TRANSACTIONS - The fund may enter into forward currency contracts
to  protect against changes in currency exchange rates.    A forward currency
contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. The fund intends to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

    Certain provisions of the Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

   LOAN PARTICIPATIONS AND ASSIGNMENTS - Loan participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

    When the fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors.

LOANS OF PORTFOLIO SECURITIES - Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or to other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call in a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of one-third of the value of its total assets, measured at the time any such loan is made.

INVERSE FLOATING RATE NOTES - The fund is authorized to invest up to 1% of the fund's net assets in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates; thus, a change in prevailing interest rates will often result in a greater change in the instruments' interest rates. As a result, these instruments may have a greater degree of volatility than other types of interest-bearing securities.

PORTFOLIO TRADING - The fund intends to engage in portfolio trading when the Investment Adviser believes that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities, or in connection with a "roll" transaction as described in the Prospectus under "Securities and Investment Techniques."

STRATEGIC PORTFOLIO ADJUSTMENT - The composition of the fund's portfolio will change from time to time primarily in response to expected changes in interest rates and in the yield relationships among sectors of the fixed-income market. The Investment Adviser continually monitors the creditworthiness of companies, the price and yield relationships among different sections of the debt market and the outlook for interest rates in general and in particular parts of the debt market. Yield relationships among securities of various types of issuers, maturities, coupon rates or quality ratings frequently change in response to changing supply-demand influences in the market. When it appears to the Investment Adviser that the yield relationships may change, the composition of the portfolio may be adjusted, should such changes offer the opportunity to further the fund's investment objective. Changes may also be made if the Investment Adviser believes that there is a temporary disparity among individual securities of comparable characteristics. Some such changes may result in short-term gains or losses to the fund. This information, which is shared among the Investment Adviser's other departments and its affiliates, makes up a part of the Investment Adviser's investment decisions.

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover will exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last 10 years.

                            INVESTMENT RESTRICTIONS

    The fund has adopted certain additional investment restrictions which may not be changed without approval of the holders of a majority of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased. These restrictions provide that the fund may not:

 1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, immediately after and as a result of such investment (a) more than 5% of the value of the fund's total assets would be invested in securities of the issuer; or (b) the fund would hold more than 10% of the voting securities of the issuer; or (c) 25% or more of the value of the fund's assets would be invested in a single industry. Each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

 2. Invest in companies for the purpose of exercising control or management;

 3. Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 4. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

 5. Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that this shall not prohibit the fund from purchasing or selling currencies including forward currency contracts;

 6. Invest more than 15% of the value of its net assets in securities that are illiquid;

 7. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

 8. Make loans in an aggregate amount in excess of 10% of the value of the fund's total assets, taken at the time any loan is made, provided, (i) that the purchase of debt securities pursuant to the fund's investment objectives and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction, and (ii) that loans of portfolio securities as described under "Loans of Portfolio Securities," shall be made only in accordance with the terms and conditions therein set forth;

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 10. Purchase securities at margin;

 11. Borrow money except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets;

 12. Mortgage, pledge, or hypothecate any of its assets;

 13. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

 The fund has adopted the following non-fundamental investment policies, which may be changed by action of the Board of Directors without shareholder approval: (a) the fund will not invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation, and (b) the fund will not purchase partnership interests or invest in leases to develop, or explore for, oil, gas or minerals.

 Notwithstanding Investment Restriction #3, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

  Notwithstanding Investment Restriction #9, the fund has no current intention (at least during the next 12 months) to sell securities short to the extent the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

                            FUND OFFICERS AND DIRECTORS

                       Directors and Director Compensation
           (with their principal occupations during the past five years)#


NAME, ADDRESS       POSITION         PRINCIPAL           AGGREGATE              TOTAL                  TOTAL
AND AGE             WITH             OCCUPATION(S)       COMPENSATION           COMPENSATION           NUMBER
                    REGISTRANT       DURINGPAST 5        (INCLUDING             (INCLUDING             OF FUND
                                     YEARS               VOLUNTARILY            VOLUNTARILY            BOARDS/2/
                                     (POSITIONS          DEFERRED               DEFERRED               ON
                                     WITHIN THE          COMPENSATION/1/)       COMPENSATION/1/)       WHICH
                                     ORGANIZATIONS       FROM THE FUND          FROM ALL FUNDS         DIRECTOR
                                     LISTED MAY          DURING FISCAL          MANAGED BY             SERVES
                                     HAVE CHANGED        YEAR ENDED             CAPITAL RESEARCH
                                     DURING THIS         12/31/97               AND MANAGEMENT
                                     PERIOD)                                    COMPANY/2/

H. Frederick         Director        Private             $9,211/3/              $163,300               18
Christie Age: 64                     Investor.
P. O. Box 144                        Former
Palos Verdes,                        President and
CA 90274                             Chief
                                     Executive
                                     Officer, The
                                     Mission Group
                                     (non-utility
                                     holding
                                     company,
                                     subsidiary of
                                     Southern
                                     California
                                     Edison
                                     Company)

+Don R.             Director         President           none/4/                none/4/                12
Conlan                               (retired),
Age: 62                              The Capital
1630 Milan                           Group
Avenue                               Companies,
South                                Inc.
Pasadena, CA
91030

Diane C.            Director         CEO and             8,700                  43,000                 12
Creel                                President,
Age: 49                              The Earth
100 W.                               Technology
Broadway                             Corporation
Suite 5000
Long Beach,
CA 90802

Martin              Director         Chairman,           8,825/3/               132,400                15
Fenton, Jr.                          Senior
Age:62                               Resource
4350                                 Group
Executive                            (management
Drive                                of senior
Suite 101                            living
San Diego, CA                        centers)
92121-2116

Leonard R.          Director         President,          9,267/3/               45,800                 12
Fuller                               Fuller
Age: 51                              Consulting
4333                                 (management
Admiralty Way                        consultants)
Suite 841 ETH
Marina del
Rey, CA 90292

+*Abner D.          President,       Senior Vice         none/4/                none/4/                12
Goldstine           PEO and          President
Age: 68             Director         and Director,
                                     Capital
                                     Research and
                                     Management
                                     Company

+**Paul G.          Chairman         Capital
Haaga,              of the           Research and        none/4/                none//4//              14
Jr.Age: 49          Board            Management
                                     Company,
                                     Executive
                                     Vice
                                     President and
                                     Director

Herbert             Director         Private             $8,843                 $70,800                13
Hoover III                           Investor
Age: 70
1520 Circle
Drive
San Marino,
CA 91108

Richard G.          Director         Chairman,           8,854/3/               97,600                 13
Newman                               President and
Age: 63                              CEO,
3250 Wilshire                        AECOM
Boulevard                            Technology
Los Angeles,                         Corporation
CA 90010-1599                        (architectural
                                     engineering)

Peter C.            Director         Retired.            8,867/3/               45,800                 12
Valli                                Former
Age: 71                              Chairman and
45 Sea Isle                          CEO, BW/IP
Drive                                International
Long Beach,                          Inc.
CA 90803                             (industrial
                                     manufacturing)



   + Directors who are considered "interested persons of the fund as defined in the 1940 Act, on the basis of their affiliation with the fund's Investment Adviser,Capital Research and Management Company.

   * Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

   /3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 1997 for participating Directors is as follows:
H. Frederick Christie ($13,051), Martin Fenton, Jr. ($18,907), Leonard R. Fuller ($13,821), Richard G. Newman ($35,642) and Peter C. Valli ($34,154). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                          OFFICERS
(with their principal occupations during the past five years)#


NAME AND ADDRESS              AGE      POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING
                                       REGISTRANT                 PAST 5 YEARS

David C. Barclay              41       Vice President             Vice President, Capital Research and
11100 Santa Monica Blvd.                                          Management Company
Los Angeles, CA 90025

Michael J. Downer             43       Vice President             Senior Vice President - Fund Business
333 South Hope Street                                             Management Group, Capital Research and
Los Angeles, CA 90071                                             Management Company

Mary C. Hall                  40       Vice President             Senior Vice President - Fund Business
135 South State College                                           Management Group, Capital Research and
Blvd.                                                             Management Company
Brea, CA 92821

John H. Smet                  41       Vice President             Vice President, Capital Research and
11100 Santa Monica Blvd.                                          Management Company
Los Angeles, CA 90025

Julie F. Williams             49       Secretary                  Vice President - Fund Business
333 South Hope Street                                             Management Group, Capital Research and
Los Angeles, CA 90071                                             Management Company

Anthony W. Hynes, Jr.         35       Treasurer                  Vice President - Fund Business
135 South State College                                           Management Group, Capital Research and
Blvd.                                                             Management Company
Brea, CA 92821

Kimberly S. Verdick           33       Assistant Secretary        Assistant Vice President - Fund
333 South Hope Street                                             Business Management Group, Capital
Los Angeles, CA 90071                                             Research and Management Company

Todd L. Miller                39       Assistant Treasurer        Assistant Vice President - Fund
135 South State College                                           Business Management Group, Capital
Blvd.                                                             Research and Management Company
Brea, CA 92821



    The fund pays annual fees of $7,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 1, 1998, the officers and Directors and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

    The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serve over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue until October 31, 1998 unless sooner terminated and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 The Investment Adviser has agreed to reduce the fee payable to it under the agreement, (a) by the amount by which the ordinary operating expenses of the fund for any fiscal year of the fund, excluding interest, taxes and extraordinary expenses such as litigation, shall exceed the greater of (i) one percent (1%) of the average month-end net assets of the fund for such fiscal year, or (ii) ten percent (10%) of the fund's gross investment income, and (b) by any additional amount necessary to assure that such ordinary operating expenses of the fund in any year after such reduction do not exceed the lesser of (i) one and one-half percent (1 1/2%) of the first $30 million of average month-end net assets of the fund, plus one percent (1%) of the average month-end net assets in excess thereof or (ii) twenty-five percent (25%) of the fund's gross investment income.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

    The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.30% of the first $60 million of the fund's average net assets, 0.21% on average net assets in excess of $60 million but not exceeding $1 billion, 0.18% on average net assets in excess of $1 billion but not exceeding $3 billion, plus 0.16% on average net assets in excess of $3 billion but not exceeding $6 billion, plus 0.15% on average net assets over $6 billion, plus 3% of the first $5.4 million of annual gross investment income, plus 2.25% of annual gross investment income in excess of $5.4 million but not exceeding $100 million, plus 2% of annual gross investment income in excess of $100 million. Assuming net assets of $8 billion and gross investment income levels of 5%, 6%, 7%, 8% and 9%, management fees would be
 .27%, .29%, .31%, .33% and .35%, respectively.

    During the fiscal years ended December 31, 1997, 1996, and 1995, the Investment Adviser's total fees amounted to $24,460,000, $22,728,000, and $20,858,000, $respectively.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the Principal Underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of
Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act.   The
Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended December 31, 1997 amounted to $5,397,000 after allowance of $22,564,000 to dealers. During the fiscal years ended December 31, 1996 and 1995 the Principal Underwriter retained $5,534,000 and $4,814,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund due to present or past affiliations with the investment adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund is committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Directors.

    Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees). Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost the investor more than paying other types of sales loads. Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended December 31, 1997, the fund paid $18,641,000 under the Plan as compensation to dealers. As of December 31, 1997 accrued and unpaid distribution expenses were $1,279,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

    The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Code . Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable investment income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion (if any) of the investment company taxable income and net capital gain that it retains.

    To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies;and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and net capital gain and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

    The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would in effect be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

    If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

 The fund may be required to pay withholding and other taxes imposed by countries outside the United States which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. The fund does not currently expect to meet the eligibility requirement for filing this election as its investments in securities of non-U.S. issuers are limited.

 Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

 The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of non-U.S. currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Except for transactions in forward currency contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss, and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each non-U.S. currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 Under the Code, a fund's taxable income for each year will be computed without regard to any net non-U.S. currency loss attributable to transactions after October 31, and any such net non-U.S. currency loss will be treated as arising on the first day of the following taxable year.

    As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than 18 months is 20%, and on assets held more than one year and not more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000. Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

METHOD                      INITIAL INVESTMENT                    ADDITIONAL INVESTMENTS

                            See "Investment Minimums and          $50 minimum (except where a lower
                            Fund Numbers" for initial             minimum is noted under "Investment
                            investment minimums.                  Minimums and Fund Numbers").

By contacting               Visit any investment dealer who       Mail directly to your investment
your                        is registered in the state            dealer's address printed on your
investment                  where the purchase is made and        account statement.
dealer                      who has a sales agreement with
                            American Funds Distributors.

By mail                     Make your check payable to the        Fill out the account additions form
                            fund and mail to the address          at the bottom of a recent account
                            indicated on the account              statement, make your check payable
                            application.  Please indicate         to the fund, write your account
                            an investment dealer on the           number on your check, and mail the
                            account application.                  check and form in the envelope
                                                                  provided with your account
                                                                  statement.

By telephone                Please contact your investment        Complete the "Investments by Phone"
                            dealer to open account, then          section on the account application
                            follow the procedures for             or American FundsLink Authorization
                            additional investments.               Form.  Once you establish the
                                                                  privilege, you, your financial
                                                                  advisor or any person with your
                                                                  account information can call
                                                                  American FundsLine(r) and make
                                                                  investments by telephone (subject
                                                                  to conditions noted in "Telephone
                                                                  and Computer Sales and Exchanges"
                                                                  below).

By computer                 Please contact your investment        Complete the American FundsLink
                            dealer to open account, then          Authorization Form.  Once you
                            follow the procedures for             establish the privilege, you, your
                            additional investments.               financial advisor or any person
                                                                  with your account information may
                                                                  access American FundsLine
                                                                  OnLine(sm) on the Internet and make
                                                                  investments by computer (subject to
                                                                  conditions noted in "Telephone and
                                                                  Computer Purchases, Redemptions and
                                                                  Exchanges" below).

By wire                     Call 800/421-0180 to obtain           Your bank should wire your
                            your account number(s), if            additional investments in the same
                            necessary.  Please indicate an        manner as described under "Initial
                            investment dealer on the              Investment."
                            account.  Instruct your bank to
                            wire funds to:
                            Wells Fargo Bank
                            155 Fifth Street
                            Sixth Floor
                            San Francisco, CA 94106
                            (ABA #121000248)
                            For credit to the account of:
                            American Funds Service Company
                            a/c #4600-076178
                            (fund name)
                            (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.




 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                                      MINIMUM            FUND
                                                                          INITIAL            NUMBER
                                                                          INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                                                02
                                                                          $1,000

American Balanced Fund(r)                                                                    11
                                                                          500

American Mutual Fund(r)                                                                      03
                                                                          250

Capital Income Builder(r)                                                                    12
                                                                          1,000

Capital World Growth and Income Fund(sm)                                                     33
                                                                          1,000

EuroPacific Growth Fund(r)                                                                   16
                                                                          250

Fundamental Investors(sm)                                                                    10
                                                                          250

The Growth Fund of America(r)                                                                05
                                                                          1,000

The Income Fund of America(r)                                                                06
                                                                          1,000

The Investment Company of America(r)                                                         04
                                                                          250

The New Economy Fund(r)                                                                      14
                                                                          1,000

New Perspective Fund(r)                                                                      07
                                                                          250

SMALLCAP World Fund(r)                                                                       35
                                                                          1,000

Washington Mutual Investors Fund(sm)                                                         01
                                                                          250

BOND FUNDS

American High-Income Municipal Bond Fund(r)                                                  40
                                                                          1,000

American High-Income Trust(sm)                                                               21
                                                                          1,000

The Bond Fund of America(sm)                                                                 08
                                                                          1,000

Capital World Bond Fund(r)                                                                   31
                                                                          1,000

Intermediate Bond Fund of America(sm)                                                        23
                                                                          1,000

Limited Term Tax-Exempt Bond Fund of America(sm)                                             43
                                                                          1,000

The Tax-Exempt Bond Fund of America(r)                                                       19
                                                                          1,000

The Tax-Exempt Fund of California(r)*                                                        20
                                                                          1,000

The Tax-Exempt Fund of Maryland(r)*                                                          24
                                                                          1,000

The Tax-Exempt Fund of Virginia(r)*                                                          25
                                                                          1,000

U.S. Government Securities Fund(sm)                                                          22
                                                                          1,000

MONEY MARKET FUNDS

The Cash Management Trust of America(r)                                                      09
                                                                          2,500

The Tax-Exempt Money Fund of America(sm)                                                     39
                                                                          2,500

The U.S. Treasury Money Fund of America(sm)                                                  49
                                                                          2,500

___________
*Available only in certain states.



    For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

Amount of Purchase                     SALES CHARGE AS            DEALER
at the Offering Price                  PERCENTAGE OF THE:         CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                       NET          OFFERING
                                       AMOUNT       PRICE
                                       INVESTED

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                                   5.75%         5.00%
                                       6.10%

$50,000 but less than $100,000                      4.50          3.75
                                       4.71

BOND FUNDS

Less than $25,000                                   4.75          4.00
                                       4.99

$25,000 but less than $50,000                       4.50          3.75
                                       4.71

$50,000 but less than $100,000                      4.00          3.25
                                       4.17

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                              3.50          2.75
$250,000                               3.63

$250,000 but less than                              2.50          2.00
$500,000                               2.56

$500,000 but less than                              2.00          1.60
$1,000,000                             2.04

$1,000,000 or more                                  none          (see below)
                                       none



 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

    American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

    Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

    Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

   NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by the Investment Adviser, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of foundations or endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms . The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the "Transfer Agent"). All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

   AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

    The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

    1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

     Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchase and sale of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets.

    2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

    3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

                                REDEEMING SHARES


By writing to the Transfer Agent       Send a letter of instruction specifying the name of the
(at the appropriate address            fund, the number of shares or dollar amount to be sold,
indicated under "Principal             your name and account number.  You should also enclose
Underwriter and Transfer               any share certificates you wish to redeem.  For
Agent" in the Prospectus)              redemptions over $50,000 and for certain redemptions of
                                       $50,000 or less (see below), your signature must be
                                       guaranteed by a bank, savings association, credit union,
                                       or member firm of a domestic stock exchange or the
                                       National Association of Securities Dealers, Inc. that is
                                       an eligible guarantor institution.  You should verify
                                       with the institution that it is an eligible guarantor
                                       prior to signing.  Additional documentation may be
                                       required for redemption of shares held in corporate,
                                       partnership or fiduciary accounts.  Notarization by a
                                       Notary Public is not an acceptable signature guarantee.

By contacting your investment          If you redeem shares through your investment dealer, you
dealer                                 may be charged for this service.  SHARES HELD FOR YOU IN
                                       YOUR INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED
                                       THROUGH THE DEALER.

You may have a redemption              You may use this option, provided the account is
check sent to you by using             registered in the name of an individual(s), a UGMA/UTMA
American FundsLine(r) or               custodian, or a non-retirement plan trust.  These
American FundsLine OnLine(sm) or       redemptions may not exceed $50,000 per shareholder each
by telephoning, faxing, or             day and the check must be made payable to the
telegraphing American Funds            shareholder(s) of record and be sent to the address of
Service Company (subject to the        record provided the address has been used with the
conditions noted in this section       account for at least 10 days.  See  "Fund Organization
and in "Telephone and Computer         and Management -Principal Underwriter and Transfer Agent"
Purchases, Sales and Exchanges"        in the Prospectus and "Exchange Privilege" below for the
below)                                 appropriate telephone or fax number.

In the case of the money               Upon request (use the account application for the money
market funds, you may have             market funds) you may establish telephone redemption
redemptions wired to your              privileges (which will enable you to have a redemption
bank by telephoning the Transfer       sent to your bank account) and/or check writing
Agent ($1,000 or more) or by           privileges.  If you request check writing privileges, you
writing a check ($250 or more)         will be provided with checks that you may use to draw
                                       against your account.  These checks may be made payable
                                       to anyone you designate and must be signed by the
                                       authorized number of registered shareholders exactly as
                                       indicated on your checking account signature card.


 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.



   CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

   AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares
at the offering price on or about the dates you select.   Bank accounts will be
charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

   AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

   CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to you. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

    You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) and American FundsLine OnLine(sm) (see "American FundsLine(r) and American FundsLine OnLine(sm)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

   ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments , will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

   AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(sm) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine OnLine(sm). To use these services, call 800/325-3590 from a TouchTonet telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(sm) are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

   TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone or computer (including American FundsLine(r) and American FundsLine OnLine(sm)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than $150 (determined, for this purpose only as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions), or are fewer than ten shares. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

 While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

    Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

     Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended December 31, 1997, 1996, and 1995, amounted to $58,367,000, $9,568,000, and $7,096,214, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank , One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial agreements in non-U.S. banks or non-U.S. branches of U.S. banks.

   TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $4,685,000 for the fiscal year ended December 31, 1997.

 When fund shares are purchased by an insurance company separate account to serve as the underlying investment vehicle for variable insurance contracts, the fund may pay a fee to the insurance company or another party for performing certain transfer agent services with respect to contract owners having interests in the fund. The fund has entered into such an agreement with Nationwide Life Insurance Company.

   INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements, included in this Statement of Additional Information from the attached Annual Report, have been so included in reliance on the independent auditors' report given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditor is reviewed and determined annually by the Board of Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

   REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.

   PERSONAL INVESTING POLICY - The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE - DECEMBER 31, 1997



Net asset value and redemption price per share               $14.00
(Net assets divided by shares outstanding)

Maximum offering price per share                             $14.70
(100/95.25 of net asset value per share, which takes
into account the fund's current maximum sales
charge)



                               INVESTMENT RESULTS
    The fund's yield was 6.24% based on a 30-day (or one month) period ended December 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

      YIELD = 2[( a-b/cd + 1)/6/ -1]
     Where: a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.

    The fund's total annual return over the past twelve months and average annual total returns over the past 5-year and 10-year periods ending on December 31, 1997, were 4.02%, 7.31%, and 9.21%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The investment results for the fund (also referred to as "BFA") set forth below were calculated as described in the fund's prospectus. Data contained in Salomon Brothers' Market Performance and Lehman Brother's The Bond Market Report are used to calculate cumulative total return from their base period (12/31/79 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                     THE FUND VS. VARIOUS UNMANAGED INDICES

Period              The Fund        Salomon          Lehman          Average
1/1 - 12/31                         Brothers (1)     Brothers (2)    Savings
                                                                     Deposit (3)

1988 - 1997        + 141%           + 142%           + 158%          + 55%

1987 - 1996        + 125            + 126            + 140           +  57

1986 - 1995        + 143            + 152            + 171           +  62

1985 - 1994        + 160            + 160            + 175           +  69

1984 - 1993        + 207            + 208            + 233           +  81

1983 - 1992        + 194            + 203            + 225           +  92

1982 - 1991        + 252            + 271            + 316           + 105

1981 - 1990        + 210            + 240            + 261           + 116

1980 - 1989        + 210            + 221            + 236           + 121

1979 - 1988        + 191              n/a            + 189           + 122

1978 - 1987        + 168              n/a            + 165           + 124

1977 - 1986        + 176              n/a            + 167           + 125

1976 - 1985        + 184              n/a            + 173           + 123

1975 - 1984        + 152              n/a            + 157           + 119

1974*- 1983        + 134              n/a            + 118           + 109



  * From May 28.

(1) The Salomon Brothers Broad Investment Grade Bond Index spans the available market for U.S. Treasury/Agency securities, investment grade corporate bonds which have a rating of BBB or better by Standard and Poor's Corporation, and mortgage pass-through securities. This index's inception date is 12/31/79.

(2) The Lehman Brothers Corporate Bond Index is comprised of a large universe of bonds issued by industrial, utility and financial companies which have a minimum rating of Baa by Moody's Investors Service, BBB by Standard and Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

(3) Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

    IF YOU ARE CONSIDERING THE FUND FOR AN INDIVIDUAL RETIREMENT ACCOUNT . . .

Here's how much you would have if you had invested $2,000 on January 1 of each year in the Fund over the past 5 and 10 years:



5 Years                          10 Years
(1/1/93-12/31/97)                (1/1/88-12/31/97)



$12,268                          $32,440




         SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM


If you had invested                                ...and taken all
$10,000 in the Fund                                distributions in shares,
this many years                                    your investment would
ago...                                             have been worth this
                                                   much at
                                                   Dec. 31, 1997

                           Period

   Number of Years           1/1-12/31                    Value

1                          1997                    $10,402

2                          1996 - 1997             11,105

3                          1995 -1997              13,132

4                          1994 -1997              12,471

5                          1993 -1997              14,232

6                          1992 -1997              15,852

7                          1991 -1997              19,180

8                          1990 -1997              19,809

9                          1989 -1997              21,817

10                         1988 -1997              24,143

11                         1987 -1997              24,622

12                         1986 -1997              28,357

13                         1985 -1997              35,893

14                         1984 -1997              40,191

15                         1983 -1997              44,005

16                         1982 -1997              58,491

17                         1981 -1997              62,334

18                         1980 -1997              64,545

19                         1979 -1997              66,588

20                         1978 -1997              67,941

21                         1977 -1997              71,439

22                         1976 -1997              84,411

23                         1975 -1997              95,094

24                         1974*-1997              98,670



*  From May 28, 1974, the fund's inception date

                                FUND COMPARISONS

 According to Lipper Analytical Services, during the period May 31, 1974 through December 31, 1997 (the fund's lifetime), the fund ranked first among the thirteen similar bond funds that were in existence for that period.

 The fund may also refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services and Wiesenberger Investment Companies Services. Additionally, the Fund may, from time to time, refer to results published in various periodicals, including Barrons, Forbes, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 In addition, the fund may also, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 Past results are not an indication of future investment results.ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND WITH

DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES
   (For the lifetime of the Fund May 28, 1974 through December 31, 1997)

                 COST OF SHARES                                   VALUE OF SHARES

Fiscal           Annual         Dividends        Total          From            From            From           Total
Year End         Dividends      (cumulative)     Investment     Initial         Capital         Dividends      Value
 Dec. 31                                         Cost           Investment      Gains           Reinvested
                                                                                Reinvested



1974             $  413         $   413          $10,413        $ 9,473         $   0           $   411        $ 9,884

1975                 897          1,310           11,310          9,799              0            1,338         11,137

1976              1,010           2,320          12,320          10,555            126            2,473         13,154

1977              1,114           3,434           13,434         10,125            240            3,466         13,831

1978              1,198           4,632           14,632          9,438            278            4,396         14,112

1979              1,387           6,019           16,019          8,848            260            5,448         14,556

1980              1,706           7,725           17,725          8,147            240            6,685         15,072

1981              2,096           9,821           19,821          7,564            222            8,287         16,073

1982              2,408          12,229           22,229          8,799            259           12,303         21,361

1983              2,529          14,758           24,758          8,612            253           14,517         23,382

1984              2,838          17,596           27,596          8,563            252           17,360         26,175

1985              3,193         20,789            30,789          9,722            286           23,132         33,140

1986              3,566          24,355           34,355          9,861          1,325           26,980         38,166

1987              3,746          28,101           38,101          9,119          1,225           28,571         38,915

1988              3,912          32,013           42,013          9,188          1,235           32,657         43,080

1989              4,425          36,438           46,438          9,181          1,234           37,028         47,443

1990              4,650          41,088           51,088          8,598          1,155           39,240         48,993

1991              4,859          45,947           55,947          9,507          1,277           48,519         59,303

1992              5,221          51,168           61,168         9,709           1,491           54,828         66,028

1993             5,269          56,437           66,437         10,028           3,501           61,833        75,362

1994             5,673          62,110           72,110         8,806           3,075            59,701        71,582

1995             6,112          68,222           78,222         9,632           3,363           71,650         84,645

1996             6,405          74,627           84,627         9,542           3,332           77,449         90,323

1997             6,635          81,262           91,262         9,715           3,392           85,563         98,670


The dollar amount of capital gain distributions during the period was $3,490


                          DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C," according to quality as described below:

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality as described below:

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

THE BOND FUND OF AMERICA
INVESTMENT PORTFOLIO

Corporate Bonds  35.1%
Mortgage- and Asset-Backed Securities  22.3%
U.S. Treasury Securities  20.9%
Non-US Government Bonds and Governmental Authorities  8.5%
Federal Agency Notes & Bonds*  3.2%
Cash & Equivalents  10.0%

*Not including mortgage-backed securities issued by federal agencies.

                                                                 Principal     Market      Percent of
                                                                 Amount        Value       Net Assets
                                                                 (000)         (000)

ELECTRICAL & GAS UTILITIES
Utilities: Electrical & Gas
Big Rivers Electric Corp. 10.70% 2017                              $17,000       $17,948     .22%
Columbia Gas System, Inc.:
 Series A, 6.39% 2000                                               10,000        10,086      .14
 Series C, 6.80% 2005                                                1,000         1,019
Tennessee Gas Pipeline Co. 7.625% 2037                               5,000         5,397      .07
                                                                                -------------------
                                                                                  34,450      .43
                                                                                -------------------
INDUSTRIAL & SERVICE
Appliances & Household Goods
Friendly Ice Cream Corp. 10.50% 2007                                13,000        13,097      .16
Gruma, SA de CV 7.625% 2007 (1)                                      2,000         1,970      .02
Lifestyle Furnishings International Ltd. 10.875% 2006                7,000         7,805      .10
Samsung Electronics Co., Ltd. 7.45% 2002 (1)                        13,500        11,340      .14
                                                                                -------------------
                                                                                  34,212      .42
                                                                                -------------------
Beverages & Tobacco
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                          3,000         3,060      .10
 Series C, 8.75% 2003                                                5,000         5,100
Delta Beverage Group, Inc., 9.75% 2003                               2,000         2,100      .02
Sparkling Spring Water Group Ltd 11.50% 2007 (1)                     2,250         2,301      .03
Standard Commercial Tobacco Co., Inc. 8.875% 2005 (1)                7,000         7,140      .09
                                                                                -------------------
                                                                                  19,701      .24
                                                                                -------------------
Broadcasting & Publishing
Adelphia Communications Corp. 9.25% 2002                             6,000         6,120      .07
American Media Operations, Inc. 11.625% 2004                         6,000         6,510      .08
American Radio Systems Corp. 9.00% 2006                             10,080        10,685      .13
Century Communications Corp. 8.75% 2007                              4,000         4,080      .05
Chancellor Media Corp. of Los Angeles:
 9.375% 2004                                                        12,500        13,000      .65
 8.125% 2007 (1)                                                    21,000        20,475
 8.75% 2007                                                         15,125        15,390
Chancellor Radio Broadcasting Co., 12.00% exchangable preferred 200935,000  shares 3,955
EZ Communications, Inc. 9.75% 2005                                   1,250         1,381      .02
Fox Kids Worldwide, Inc.:
 9.25% 2007 (1)                                                      1,750         1,697      .03
 0%/10.25% 2007 (1),(2)                                              1,250           741
Fox/Liberty Networks, LLC:
 8.875% 2007 (1)                                                    10,250        10,224      .20
 0%/9.75% 2007 (1),(2)                                               9,500         6,080
Grupo Televisa, SA:
 11.375% 2003                                                        1,250         1,369      .07
 0%/13.25% 2008 (2)                                                  5,500         4,111
ITT Promedia BV 9.125% 2007 (1)                                    DM3,250         1,896      .02
Lenfest Communications, Inc. 8.375% 2005                             8,000         8,220      .10
Newsquest Capital PLC 11.00% 2006                                    2,850         3,206      .04
RBS Participacoes SA 11.00% 2007 (1)                                10,000         9,350      .12
STC Broadcasting, Inc. 11.00% 2007                                   3,250         3,534      .04
Sun Media Corp.:
 9.50% 2007                                                          3,000         3,240      .09
 9.50% 2007                                                          4,000         4,300
Young Broadcasting Inc. 10.125% 2005                                 2,500         2,625      .03
                                                                                -------------------
                                                                                 142,189     1.74
                                                                                -------------------
Construction & Housing
Geberit International SA 10.125% 2007                              DM2,750         1,656      .02
                                                                                -------------------
Data Processing & Reproductions
First International Computer Corp. 1.00% convertible debentures 2004(1) 3,000         3,240      .04
Maxtor Corp. 5.75% convertible debentures 2012                       3,000         2,100      .03
Unisys Corp. 11.75% 2004                                             4,000         4,580      .05
                                                                                -------------------
                                                                                   9,920      .12
                                                                                -------------------
Diversified Media & Cable Television
Bell Cablemedia PLC 0%/11.95% 2004 (2)                              23,000        21,633      .26
Cablevision Industries Corp.:
 8.125% 2009                                                        17,250        17,854      .29
 9.875% 2013                                                         5,000         5,512
Comcast Cable Communications, Inc. 8.375% 2007                       5,000         5,564      .07
Comcast Corp.:
 10.25% 2001                                                        13,000        14,377      .38
 1.125% convertible debentures 2007                                 25,000        16,125
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (2)                   21,000        17,062      .21
FrontierVision 11.00% 2006                                           2,500         2,778      .03
Globo Comunicacoes E Partcipacoes Ltd.:
 10.50% 2006 (1)                                                    13,100        12,609      .17
 10.50% 2006                                                         2,000         1,925
Heartland Wireless Communications, Inc. 13.00% 2003                  4,500         1,350      .02
Hermes Euro Railtel BV 11.50% 2007 (1)                               5,000         5,550      .07
Intermedia Communications Inc. 0%/11.25% 2007 (2)                    6,000         4,365      .05
Multicanal Participacoes SA, 12.625% 2004                            9,250         9,528      .12
News America Holdings Inc.:
 8.625% 2014                                                       A$3,250         2,221      .30
 7.43% 2026                                                        $20,500        21,846
NTL Inc.:
 Series B, 10.00% 2007                                              10,000        10,550      .42
 0%/10.875% 2003 (2)(formerly International CableTel Inc.)           9,500         9,096
 0%/12.75% 2005 (2) (formerly International CableTel Inc.)          17,750        14,910
Rogers Communications Inc. 0% convertible debentures 2013           30,000        12,863      .16
TCI Communications, Inc.:
 8.00% 2005                                                         10,000        10,716      .83
 6.875% 2006                                                         5,000         5,018
 8.75% 2015                                                          7,500         8,692
Tele-Communications, Inc.:
 9.25% 2002                                                          5,000         5,488
 8.25% 2003                                                          2,000         2,136
 7.25% 2005                                                          3,500         3,608
 9.80% 2012                                                         10,000        12,432
 8.75% 2023                                                          8,000         8,485
 9.25% 2023                                                         10,000        11,079
Tele West PLC:
 9.625% 2006                                                         4,700         4,959      .30
 0%/11.00% 2007 (2)                                                 25,000        19,438
Time Warner Inc.:
 6.10% 2001 (1),(3)                                                 24,000        23,516     1.11
 10.15% 2012                                                         7,500         9,593
 9.125% 2013                                                        15,000        17,862
 7.25% 2017                                                          6,000         6,109
 0% convertible debentures 2013                                     67,500        33,919
TKR Cable I, Inc. 10.50% 2007                                       36,500        41,146      .50
Vanguard Cellular Systems, Inc. 9.375% 2006                          6,000         6,240      .08
Viacom International Inc.:
 9.125% 1999                                                         5,000         5,070      .14
 10.25% 2001                                                         6,100         6,716
Videotron Holdings PLC 0%/11.125% 2004 (2)                           8,500         8,096      .10
                                                                                -------------------
                                                                                 458,036     5.61
                                                                                -------------------
Electrical & Electronics
Hyundai Semiconductor America, Inc.:
 8.25% 2004 (1)                                                      7,705         5,784      .25
 8.625% 2007 (1)                                                    20,700        15,075
Micron Technology, Inc. 7.00% convertible debentures 2004           24,000        22,080      .27
Pan Pacific Industrial Investments PLC 0% 2007 (1)                  33,500        10,254      .13
                                                                                -------------------
                                                                                  53,193      .65
                                                                                -------------------
Energy & Related Companies
Benton Oil and Gas Co.:
 11.625% 2003                                                        7,750         8,544      .17
 9.375% 2007 (1)                                                     5,250         5,381
BP America Inc. 10.00% 2018                                          4,000         4,252      .05
California Energy Co., Inc.:
 9.875% 2003                                                        14,000        15,184      .42
 10.25% 2004                                                        17,500        19,082
Clark Refining & Marketing, Inc. 8.375% 2007 (1)                     1,500         1,519      .02
Falcon Drilling Co., Inc. 9.75% 2001                                 1,000         1,046      .01
Forcenergy Inc.:
 9.50% 2006                                                          2,500         2,625      .09
 8.50% 2007                                                          5,000         5,050
Gulf Canada Resources Ltd. 9.25% 2004                                5,000         5,273      .06
Kelley Oil & Gas 10.375% 2006                                        8,750         9,341      .11
Lukinter Finance BV 3.50% convertible debentures 2002 (1)            6,400         9,088      .11
Mariner Energy, Inc. 10.50% 2006                                     3,500         3,658      .04
McDermott Inc.:
 9.375% 2002                                                        14,250        15,279      .32
 9.375% 2006                                                         9,500        10,213
Ocean Energy 8.875% 2007                                            11,000        11,688      .14
Oil Co. Ltd. 8.90% 2000 (1)                                         17,019        17,278      .21
OXYMAR 7.50% 2016 (1)                                                8,500         8,722      .11
Petrozuata Finance Inc. 7.63% 2009 (1)                              11,280        11,921      .15
Pogo Producing Co. 8.75% 2007                                        2,250         2,306      .03
Williams Companies Inc. 6.25% 2006                                   5,000         4,943      .06
YPF SA:
 8.00% 2004                                                          2,350         2,427      .07
 7.75% 2007                                                          3,000         3,035
                                                                                -------------------
                                                                                 177,855     2.17
                                                                                -------------------
Food Retailing
Bruno's Inc. 10.50% 2005                                             7,800         2,652      .03
Carr-Gottstein Co. 12.00% 2005                                       7,500         8,325      .10
Quality Food Centers, Inc. 8.70% 2007                                7,500         8,044      .10
Randall's Food Markets, Inc. 9.375% 2007 (1)                         3,500         3,623      .05
Stater Bros. Holdings Inc. 11.00% 2001                               1,500         1,650      .02
                                                                                -------------------
                                                                                  24,294      .30
                                                                                -------------------
Forest Products & Paper
Container Corp. of America:
 10.75% 2002                                                         4,800         5,256      .51
 9.75% 2003                                                         25,000        26,875
 11.25% 2004                                                         8,000         8,720
Copamex Industrias, SA de CV 11.375% 2004                           11,880        13,157      .16
Domtar Inc.:
 8.75% 2006                                                          3,000         3,090      .06
 9.50% 2016                                                          2,000         2,158
Fort James Corp. 6.625% 2004                                        11,000        11,035      .13
Grupo Industrial Durango, SA de CV:
 12.00% 2001                                                         3,000         3,234      .15
 12.625% 2003                                                        7,625         8,521
Pacific Lumber Co. 10.50% 2003                                         500           518      .01
Paperboard Industries International Inc. 8.375% 2007 (1)             4,750         4,833      .06
Pindo Deli Finance Mauritius Ltd.:(1)
 10.25% 2002                                                         6,000         5,160      .11
 10.75% 2007                                                         4,925         4,236
U.S. Timberlands Klamath Falls, LLC and U.S. Timberlands
 Finance Corp. 9.625% 2007                                           4,500         4,669      .06
                                                                                -------------------
                                                                                 101,462     1.25
                                                                                -------------------
General Retailing & Merchandising
Barnes & Noble, Inc. 11.875% 2003                                    1,000         1,060      .01
Federated Department Stores, Inc.:
 8.125% 2002                                                         5,000         5,334      .10
 7.45% 2017                                                          2,000         2,091
Loehmann's Inc. 11.875% 2003                                         4,250         4,378      .05
Woolworth Corp.:
 6.98% 2001                                                          9,000         9,150      .17
 7.00% 2002                                                          4,000         4,080
 8.50% 2022                                                          1,000         1,126
                                                                                -------------------
                                                                                  27,219      .33
                                                                                -------------------
Health & Personal Care
Columbia HCA Healthcare Corp.:
 6.50% 1999                                                          7,000         6,960
 6.125% 2000                                                         8,500         8,306
 6.41% 2000                                                          1,000           985      .20
Integrated Health Services, Inc.:
 5.75% conventible debentures 2001                                   3,500         3,697      .51
 10.25% 2006                                                         9,350         9,817
 9.50% 2007 (1)                                                      8,675         8,935
 9.25% 2008 (1)                                                     18,500        18,870
Mariner Health Group, Inc. 9.50% 2006                                6,500         6,711      .08
Nationwide Health Properties Inc., preferred, 7.677% step-up       100,000 share   9,638      .12
Paracelsus Healthcare Corp. 10.00% 2006                             22,575        23,027      .28
Sun Healthcare Group, Inc. 9.50% 2007 (1)                            6,500         6,646      .08
Tenet Healthcare Corp. 8.00% 2005                                    2,500         2,544      .03
Unison Health 13.00% 2006 (1)                                        5,000         4,450      .05
Universal Health Services, Inc. 8.75% 2005                           1,500         1,583      .02
Vencor 8.625% 2007                                                   7,750         7,750      .09
                                                                                -------------------
                                                                                 119,919     1.46
                                                                                -------------------
Leisure & Tourism
AMF Group Inc.:
 10.875% 2006                                                        4,750         5,154      .11
 0%/12.25% 2006 (2)                                                  5,750         4,485
Boyd Gaming Corp.:
 9.25% 2003                                                         10,000        10,475      .20
 9.50% 2007 (1)                                                      5,500         5,761
Capstar Hotel Co. 8.75% 2007                                         7,000         7,262      .09
CLN Holdings Inc., 0% 2001                                          10,750         7,149      .09
Discovery Zone 0% convertible debentures 2013                       28,500            71      .00
Foodmaker, Inc. 9.25% 1999                                           1,428         1,449      .02
Rio Hotel & Casino, Inc. 9.50% 2007                                 10,500        11,130      .14
Station Casinos, Inc.:
 Series A, 9.625% 2003                                              10,750        11,153      .16
 Series B, 9.625% 2003                                               1,325         1,368
Sun International Hotels Ltd., Sun International
 North America, Inc. 9.00% 2007                                      5,250         5,421      .06
Wyndham Hotel Corp. 10.50% 2006                                      4,000         4,640      .05
                                                                                -------------------
                                                                                  75,518      .92
                                                                                -------------------
Machinery & Engineering
John Deere Capital Corp. 8.625% 2019                                16,850        18,462      .23
Newport News Shipping Inc. 9.25% 2006                                2,500         2,644      .03
United Defense 8.75% 2007                                            1,750         1,768      .02
Westinghouse Air Brake Co. 9.375% 2005                               3,750         3,909      .05
                                                                                -------------------
                                                                                  26,783      .33
                                                                                -------------------
Metals
AK Steel Corp.:
 10.75% 2004                                                         4,750         5,059      .18
 9.125% 2006                                                         9,500         9,714
Altos Hornos De Mexico:
 Series A, 11.375% 2002                                              1,000         1,035      .04
 Series B, 11.875% 2004                                              2,000         2,075
Impress Metal Packaging Holdings BV 9.875% 2007                      4,000         2,314      .03
Inco Ltd.:
9.875% 2019                                                          7,500         8,033      .32
9.60% 2022                                                          16,000        18,315
Kaiser Aluminum and Chemical Corp.:
 9.875% 2002                                                         6,500         6,727      .15
 12.75% 2003                                                         2,000         2,128
 Series C, 10.875% 2006                                              3,000         3,247
LTV Corporation 8.20% 2007 (1)                                       5,000         4,850      .06
Pohang Iron & Steel Co., Ltd. 6.625% 2003                            4,695         3,625      .04
UCAR Global Enterprises Inc. 12.00% 2005                             3,430         3,842      .05
                                                                                -------------------
                                                                                  70,964      .87
                                                                                -------------------
Miscellaneous Materials & Commodities
Anchor Glass Container Corp. 11.25% 2005 (1)                         7,000         7,560      .09
Consumers International Inc. 10.25% 2005 (1)                         4,000         4,380      .05
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                         30,000        25,818      .54
 7.20% 2026                                                         18,000        17,736
Hutchison Whampoa Finance Ltd. Series D, 6.988% 2037 (1)            15,000        14,297      .18
Key Plastics, Inc. 10.25% 2007                                       1,000         1,060      .01
Printpack Inc.:
 Series B, 9.875% 2004                                               2,775         2,935      .10
 10.625% 2006                                                        4,500         4,815
Texas Petrochemicals Corp. 11.125% 2006                             11,500        12,420      .15
                                                                                -------------------
                                                                                  91,021     1.12
                                                                                -------------------
Multi-Industry
Antenna TV SA 9.00% 2007 (1)                                         5,250         5,237      .06
New Tenneco Inc. 8.075% 2002                                         3,000         3,209      .04
Perez Companc SA 9.00% 2004                                          2,000         2,030      .02
Reliance Industries Ltd.: (1)
 8.25% 2027                                                         10,000         9,371      .24
 10.25% 2097                                                        10,750        10,895
Royal Caribbean Cruises Ltd. 7.50% 2027                              2,000         2,037      .03
Wharf International Finance Ltd., Series A, 7.625% 2007             15,000        12,891      .16
                                                                                -------------------
                                                                                  45,670      .55
                                                                                -------------------
Other
Allied Waste North America, Inc. 10.25% 2006                         9,750        10,701      .13
Chrysler Corp. 7.40% 2097                                            1,500         1,573      .02
EarthWatch Inc. Units, 12.50% 2001 (1),(4)                          12,000        12,000      .14
Fage Dairy Industry SA 9.00% 2007                                   10,000         9,700      .12
Verio Inc. Units, 13.50% 2004 (1)                                   11,500        13,685      .17
Waste Management Inc. 7.10% 2026                                    10,000        10,342      .13
                                                                                -------------------
                                                                                  58,001      .71
                                                                                -------------------
Protection Services
Borg-Warner Security Corp. 9.625% 2007                               2,250         2,351      .03
Protection One Alarm Monitoring, Inc.:
 6.75% convertible debentures 2003                                   5,000         6,000      .30
 0%/13.625% 2005 (2)                                                17,000        18,530
                                                                                -------------------
                                                                                  26,881      .33
                                                                                -------------------
Telecommunications
Brooks Fiber Properties, Inc.:
 0/10.875% 2006 (2)                                                  3,500         2,905      .10
 10.00% 2007                                                         4,000         4,580
CCPR Services, Inc. 10.00% 2007                                     13,750        13,200      .16
CEI Citicorp Holdings 11.25% 2007 (1)                               10,500         8,402      .10
CellNet Data Systems, Inc. Units, 0%/14.00% 2007 (1),(2)            75,711        38,991      .48
Cellular Communications International, Inc.:
 0% 2000                                                             1,000           802      .16
 Units 0% 2000                                                      15,071        12,094
Cellular, Inc. 0%/11.75% 2003 (2)                                    1,000           991      .01
Centennial Cellular Corp.:
 8.875% 2001                                                        19,000        19,332      .31
 10.125% 2005                                                        5,000         5,425
Clearnet Communications Inc. 0%/11.75% 2007 (2)                   C$20,125         8,969      .11
COLT Telecom Group PLC:
 Units, 0%/12.0% 2006 (2)                                           $5,250         4,121      .20
 8.875% 2007                                                       DM9,500         5,424
 10.125% 2007                                                       L4,000         6,733
Comcast Cellular 9.50% 2007                                        $21,000        21,840      .27
Comunicacion Celular SA Units, 0%/13.125% 2003 (2),(5)              17,550        14,501      .18
Conecel Holdings Ltd., Series A, Units 14.00% 2000 (1)               5,900         5,959      .07
Crown Castle International Corp. 0%/10.625% 2007 (1),(2)            11,000         6,930      .08
Esat Holdings Ltd. Units 0%/12.50% 2007 (1),(2),(5)                  4,000         3,030      .04
Esat Telecom Group PLC 0%/12.5% 2007    (2)                          4,500         3,251      .04
Geotek Communications, Inc. 0%/15.00% 2005 (2)                       7,750         3,875      .05
Globalstar LP Units 11.375% 2004 (5)                                 4,500         5,046      .06
Global Telesystems Group 8.75% convertible debentures
 2000 (1)                                                            7,500         7,350      .09
McCaw International, Ltd., Units, 0%/13.00% 2007 (2),(5)            36,000        20,949      .26
MobileMedia Communications, Inc.(10):
 0%/10.50% 2003 (2)                                                  6,600           726      .02
 9.375% 2007                                                         5,300           610
Mobile Telecomm 13.50% 2002                                          8,530         9,895      .12
NEXTEL Communications, Inc.:
 0%/9.75% 2004 (2)                                                  14,000        12,460     1.28
 0%/10.125% 2004 (2) (formerly CenCall Communications Corp.)        32,000        28,800
 0%/12.25% 2004 (2) (formerly Dial Call Communications, Inc.)        8,000         7,640
 0%/9.75% 2007 (1),(2)                                              66,000        40,508
 Series D, 13.00% exchangeable preferred, redeemable 2009(1)        13,872 share  15,848
Nextlink Capital, Inc.:
 12.50% 2006                                                         3,000         3,420      .09
 9.625% 2007                                                         4,000         4,130
Northern Telecom Ltd. 8.75% 2001                                     3,500         3,762      .05
Omnipoint Corp.:
 Units 12.00% 2000 (4),(5)                                          12,500        17,671      .52
 11.625% 2006                                                       21,200        22,552
 11.625% 2006                                                        1,250         1,330
Orion Network Systems, Inc., Units, 11.25% 2007                     29,500        33,908      .41
Powertel, Inc. 11.125% 2007                                          2,250         2,453      .03
PriCellular Wireless Corp.:
 14.00% 2001                                                         9,000         9,900      .43
 12.25% 2003                                                        17,750        18,016
 10.75% 2004                                                         6,700         7,345
PTC International Finance BV 0%/10.75% 2007 (1),(2)                  4,200         2,762      .03
Qwest Communications International:
 10.875% 2007                                                        8,500         9,669
 0%/9.47% 2007 (1),(2)                                              26,000        17,745      .34
RCN Corporation:
 10.00% 2007 (1)                                                       750           778      .03
 0%/11.125% 2007 (1),(2)                                             2,750         1,726
Rogers Cantel Communications Inc. 9.375% 2008                        3,000         3,165      .04
Sprint Spectrum LP, Sprint Spectrum Finance Corp.
 11.00% 2006                                                         6,000         6,735      .08
Telecom Argentina STET - France Telecom SA
 12.00% 2002                                                         2,500         2,900      .03
Teleport Communications 9.875% 2006                                  6,500         7,337      .09
Teletrac Inc., Teletrac Holdings, Inc. Units, 14.00% 2007 (1),(3)    4,500         4,590      .05
WorldCom, Inc.:
 9.375% 2004                                                        25,058        26,531      .56
 8.875% 2006                                                         4,796         5,160
 7.75% 2007                                                         14,000        15,034
                                                                                -------------------
                                                                                 569,806     6.97
                                                                                -------------------
Textiles & Apparel
Tultex Corp.:
 10.625% 2005                                                        2,750         2,860      .15
 9.625% 2007                                                         9,500         9,453
WestPoint Stevens Inc. 8.75% 2001                                    2,500         2,606      .03
                                                                                -------------------
                                                                                  14,919      .18
                                                                                -------------------
Transportation
Airplanes Pass Through Trust, pass-through certificates (3):
 Series 1, Class B, 7.08% 2019 (6)                                   6,954         6,968      .62
 Series 1, Class C, 8.15% 2019                                      42,000        44,247
Alaska Airlines:(3)
 Series A, 9.50% 2010                                                2,252         2,548      .17
 Series B, 9.50% 2010                                                2,869         3,243
 Series C, 9.50% 2010                                                2,757         3,142
 Series D, 9.50% 2012                                                4,657         5,335
American Airlines, Inc., Series 1991-C2, pass-through certificates,
 9.73% 2014 (3)                                                      6,000         7,450      .09
Continental Airlines, Inc.,
 pass-through certificates (3):
  Series 1997-1C, 7.42% 2007                                         2,500         2,593      .80
  Series 1997-1B, 7.46% 2014                                         1,000         1,070
  Series 1996-2B, 8.56% 2014                                         1,944         2,174
  Series 1996-A, 6.94% 2015                                          3,922         4,034
  Series 1996-B, 7.82% 2015                                         13,235        14,155
  Series 1996-C, 9.50% 2015                                          4,902         5,695
  Series 1996-2D, 11.50% 2016                                        4,408         4,860
  Series 1997-4A, 6.90% 2018                                        30,000        30,750
Delta Air Lines, Inc.:
 9.875% 2000                                                         2,000         2,155      .60
 10.375% 2022                                                        1,700         2,310
 1990 Equipment trust certificates (1):
  Series I, 10.00% 2014                                              5,000         6,295
  Series J, 10.00% 2014                                             10,000        12,590
  Series F, 10.79% 2014                                              1,700         2,260
 pass-through certificates (3):
 Series 1992-B1, 9.375% 2007                                         8,379         9,417
 Series 1992-A2, 9.20% 2014                                         11,500        13,640
Jet Equipment Trust (1):
 Series B1, 10.91% 2006 (3)                                          6,535         7,736      .70
 Series C1, 11.79% 2013                                              4,000         5,377
 Series 1995B-2, 10.91% 2014                                         5,000         6,459
 Series 1995-D, 11.44% 2014                                         10,000        13,372
 Series CL-A, 7.63% 2015 (3)                                         4,270         4,589
 Series CL-C, 9.71% 2015 (3)                                         5,500         6,697
 Series 1995-C, 10.69% 2015 (3)                                     10,500        13,804
Kitty Hawk, Inc. 9.95% 2004 (1)                                      4,000         4,120      .05
MC-Cuernavaca Trust 9.25% 2001 (1)                                   3,975         3,836      .05
Teekay Shipping Corp. 8.32% 2008                                     6,000         6,120      .07
United Air Lines, Inc., pass-through certificates (3):
 Series 1995-A1, 9.02% 2012                                         10,638        12,144      .27
 Series 1995-A2, 9.56% 2018                                          8,000         9,975
USAir, Inc.:
 9.625% 2001                                                         3,996         4,116      .89
 10.00% 2003                                                        19,000        19,570
 Enhanced Equipment Notes:
  Class B, 7.50% 2009                                                9,265         9,650
  Class C, 8.93% 2009                                                8,505         9,523
 1990 Equipment Trust Certificates:
  Series A, 10.28% 2001                                                754           805
  Series B, 10.28% 2001                                                754           805
  Series C, 10.28% 2001                                                530           566
 Series 1993-A1, pass-through certificate, 8.625% 1998(3)            5,000         5,050
 Series 1993-A2, pass-through trust, 9.625% 2003 (3)                 8,125         8,714
 Series 1989-A1, pass-through trust, 9.33% 2006 (3)                  4,609         4,759
 Series 1993-A3, pass-through trust, 10.375% 2013 (3)                7,250         8,114
                                                                                -------------------
                                                                                 352,832     4.31
                                                                                -------------------
FINANCE
Banking & Thrifts
Banco General, SA 7.70% 2002 (1)                                     4,500         4,185      .05
Banco Nacional de Mexico 11.00% convertible debentures
 2003(1)                                                             4,425         4,668      .06
BankAmerica Capital III, BankAmerica Corp., Series 3,
 6.328% 2027(6)                                                     22,500        21,904      .27
Barnett Capital I 8.06% 2026                                        20,000        21,298      .26
Bay View Capital 9.125% 2007                                         5,500         5,665      .07
BNP U.S. Funding LLC, Series A 7.738% 2049 (1)                      12,500        12,623      .15
BT Capital Trust I 6.656% 2026 (6)                                  17,500        17,211      .21
Central Fidelity Capital Trust I, Central Fidelity Banks,
 Inc. 6.758% 2027 (6)                                               14,500        14,715      .18
Chase Capital II, Global Floating Rate Capital
 Securities, Series B, 6.25% 2027 (6)                               15,000        14,362      .18
Chevy Chase Bank, FSB 9.25% 2008                                     2,000         2,060      .03
Den Danske Bank 7.40% 2010 (1),(6)                                   6,000         6,216      .08
Dime Capital Trust I, Dime Bancorp, Inc., Series A, 9.33% 2027      10,000        11,312      .14
First Nationwide Holdings Inc.:
 12.25% 2001                                                         9,000         9,945      .49
 9.125% 2003                                                         6,000         6,240
 10.625% 2003                                                       12,750        14,248
 12.50% 2003                                                         9,000        10,215
Imperial Capital Trust I, Imperial Bancorp 9.98% 2026               15,000        17,120      .21
Kansallis-Osake-Pankki:
 9.75%  1998                                                         5,000         5,154      .07
 10.00%  2002                                                        1,000         1,136
The Korea Development Bank:
 6.25% 2000                                                          5,500         4,782      .14
 7.125% 2001                                                         1,000           856
 7.375% 2004                                                         7,250         5,801
MBNA Corp.:
MBNA Capital A, Series A, 8.278% 2026                               22,000        23,013      .61
MBNA Capital B, Series B, 6.55% 2027 (6)                            30,000        27,276
Merita Bank Ltd., Undated 7.15% (1)                                  5,500         5,587      .07
Midland American Capital 12.75% 2003                                12,150        12,795      .16
NB Capital Corp., Series A, 8.35% noncumulative exchangeable
 preferred (1)                                                      10,000 share  10,503      .13
PNC Institutional Capital B, PNC Financial Corp. 8.315% 2027 (1)     1,000         1,084      .01
Riggs National Corp.:
 8.625% 2026 (1)                                                     1,500         1,592      .06
 8.875% 2027 (1)                                                     2,000         2,201
 8.875% 2027                                                           500           546
Skandinaviska Enskilda Banken 6.875% 2009                            8,250         8,301      .10
                                                                                -------------------
                                                                                 304,614     3.73
                                                                                -------------------
Financial Services
Advanta Capital Trust I 8.99% 2026                                  10,000        10,013      .31
Advanta Corp.:
 Series D, 6.54% 2000                                                5,500         5,282
 6.60% 2000                                                          6,000         5,770
Advanta National Bank 6.45% 2000                                     5,000         4,985
Bankunited Capital Trust, Bankunited Financial Corp. 10.25% 2026     3,000         3,135      .04
Beneficial Corp. 12.875% 2013                                        3,800         4,130      .05
Capital One Bank:
 8.125% 2000                                                         6,500         6,737      .42
 6.97% 2002                                                          5,000         5,072
 7.15% 2006                                                         12,500        12,679
 7.30% 2027 (1),(6)                                                 10,000         9,660
Ford Motor Credit Co. 9.50% 2000                                     7,350         7,858      .10
General Motors Acceptance Corp. 7.00% 2000                           5,000         5,078      .06
Indah Kiat Finance Mauritius Ltd.:
 10.00% 2007                                                         2,000         1,660      .18
 10.00% 2007 (1)                                                    15,750        13,072
Ocwen Capital Trust I 10.875% 2027                                   6,500         7,036      .17
Ocwen Federal Bank FSB 12.00% 2005                                   6,000         6,645
SocGen Real Estate Co. LLC, Series A, 7.64% 2049 (1)                12,500        12,810      .16
Swire Pacific Capital Ltd. 8.84% preferred (1)                     780,000 share  19,835      .30
Swire Pacific Offshore Financing Ltd. 9.33% preferred (1)          180,000 share   4,523
Wharf Capital International, Ltd. 8.875% 2004                        2,080         1,987      .03
Wilshire Financial Services Group 13.00% 2004 (1)                    5,000         5,150      .06
                                                                                -------------------
                                                                                 153,117     1.88
                                                                                -------------------
Insurance
Aetna Servies, Inc. 6.97% 2036                                       7,500         7,742      .09
Fidelity National Financial 0% convertible debentures 2009          12,500         9,984      .12
Terra Nova Insurance (UK) Holdings PLC:
 10.75% 2005                                                         3,000         3,342      .17
 7.20% 2007                                                         10,000        10,233
                                                                                -------------------
                                                                                  31,301      .38
                                                                                -------------------
Real Estate
Beverly Finance Corp. 8.36% 2004 (1)                                10,000        10,795      .13
B.F. Saul REIT 11.625% 2002                                         14,000        14,910      .18
CarrAmerica Realty Corp.:
 Series B, 8.57% cumulative redeemable preferred                   700,000 share  17,587      .35
 Series C, 8.55% cumulative redeemable preferred                   400,000 share  10,084
Corporate Property Investors (1):
 9.00% 2002                                                          2,000         2,174      .09
 7.75% 2004                                                          4,250         4,542
Duke Realty Investments, Inc., preferred, Series B, 7.99%
 cumulative step-up premium rate                                   150,000 share   7,580      .09
ERP Operating LP:
 7.95% 2002                                                          3,750         3,934      .22
 7.57% 2026                                                         13,000        13,822
Irvine Apartment Communities, LP 7.00% 2007                         11,000        11,003      .13
Irvine Co. 7.46% 2006 (1),(4)                                       17,000        17,220      .21
Land Securities PLC 9.00% 2020                                       9,000        18,031      .22
New Plan Realty Trust, Series A, preferred, 7.80%
 cumulative step-up premium rate                                   112,500 share   5,775      .07
New World China Finance Ltd. 4.00% 1999 (1)                          4,000         3,965      .05
Security Capital Atlantic preferred, Class A, 8.625%               200,000 share   4,987      .17
Security Capital Industrial Trust:
 7.25% 2002                                                          1,000         1,024
 7.875% 2009                                                         7,500         8,048
Shopping Center Associates (1):
 6.75% 2004                                                         12,000        12,111      .16
 7.625% 2005                                                           500           522
Simon DeBartolo Group, Inc., Series C, preferred, 7.89%
 cumulative step-up premium rate                                   150,000 share   7,660      .09
Wellsford Residential Property Trust:
 7.25% 2000                                                          1,000         1,020      .02
 7.75% 2005                                                          1,000         1,065
                                                                                -------------------
                                                                                 177,859     2.18
                                                                                -------------------
COLLATERALIZED MORTGAGE/ASSET-BACKED OBLIGATIONS (3)
(Excluding Those Issued by Federal Agencies)
Aames Mortgage Trust 1996 Series D, Class A-1B, 6.34% 2012          22,000        21,969      .27
Asset-Backed Securities Investment Trust, Series 1997-D,
 6.79% 2003                                                         51,000        51,163      .63
Asset Securitization Corp.:
 Series 1996-D3, Class A-1B, 7.21% 2026                              3,000         3,133      .74
 Series 1997-D4, Class A-1A, 7.35% 2029                             10,994        11,318
 Series 1997-D5, Class A-PS1, Interest Only, 1.367% 2043           280,657        30,395
 Series 1997-D5, Class A-1A, 6.50% 2043                             15,692        15,799
Bear Asset Trust 1997-1 6.686% 2006                                 20,000        20,082      .25
Bear Stearns Structured Securities Inc., Series 1997-2,
 Class AWAC, 3.786% 2036 (1)                                         4,919         4,936      .06
Blackrock Capital Finance LP (1),(6):
 Series 1996-C2, Class A, 7.522% 2026                                2,930         2,936      .05
 Series 1996-C2, Class C, 7.782% 2026                                1,000         1,009
California Infrastructure and Economic Development
 Bank Special Purpose Trust:
 PG&E-1, Series 1997-1 Class A-6, 6.32% 2005                         8,000         8,065      .93
 PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                       19,050        19,223
 PG&E-1, Series 1997-1, Class A-8, 6.48% 2009                       15,000        15,156
 SCE-1, Class A-6, 6.38% 2008                                       32,750        32,969
Capstead Securities Corp. IV, collateralized mortgage
 obligations, Series 1992-4, Class J, 20.362% 2022 (7)               8,750        10,413      .13
Chase Commercial Mortgage Securities Corp.,
 Series 1997-I, Class A1, 7.27% 2029                                 9,692        10,013      .12
Chase Manhattan Bank, N.A.:
 Series 96-1, Class A1, 7.60% 2005                                   4,813         5,084      .18
 Series 93-I, Class 2A5, 7.25% 2024                                 10,000        10,050
Chase Manhattan Credit Card Master Trust, Series 1996-4,
 Class A, 6.73% 2003                                                15,000        15,150      .19
Collateralized Mortgage Obligation Trust, Series 63,
 Class Z, 9.00% 2020                                                 6,762         7,489      .09
ContiMortgage Home Equity Loan Trust, Series
 1996-4A, Class A4, 6.37% 2011                                       1,500         1,497      .02
CSFB Finance Co. Ltd., Series 1995-A,
 5.00%/10.00% 2005 (6)                                              20,500        19,987      .24
CS First Boston Mortgage Securities Corp., mortgage
 pass-through certificates Series 1995-MBL1, 6.425%  2030            3,894         3,890      .05
DLJ Mortgage Acceptance Corp.:
 Series 1997-CF1, Class A1A, 7.40% 2006 (1)                          6,765         7,051      .67
 Series 1996-CF2, Class A2, 7.28% 2021 (1)                           5,000         5,189
 Series 1996-CF2, Class A1, 7.29% 2021 (1)                           1,200         1,253
 Series 1995-CF2, Class A1, 6.85% 2027 (1)                          30,000        30,552
 Series 1996-CF1, Class A1A, 7.28% 2028                             10,284        10,622
EquiCredit Funding Asset Backed Certificates Series
 1996-A, Class A2, 6.95% 2012                                       21,000        21,189      .26
FIRSTPLUS Home Loan Owner Trust:
 Series 1996-4, Class A3, 6.28% 2009                                 1,000           998      .19
 Series 1997-1, Class A7, 7.16% 2018                                10,000        10,150
 Series 1997-3, Class B1, 7.79% 2023                                 5,000         5,057
GCC Home Equity Trust, asset-backed certificates,
 Series 1990-1, 10.00% 2005                                          1,603         1,629      .02
G E Capital Mortgage Services:
 Series 1994-15, Class A10, 6.00% 2009                              16,376        15,608      .24
 Series 1994-9, Class A9, 6.50% 2024                                 4,339         3,908
GMAC Commercial Mortgage Securities Inc.:
 Series 1997-C1, Class A1, 6.83% 2003                               28,906        29,438      .37
 Series 1996-C1, Class A2A, 6.79% 2028                                 957           973
Green Tree Financial Corp., pass-through certificates:
 Series 1994-A, Class NIM, 6.90% 2004                                5,275         5,328      .57
 Series 1995-A, Class NIM, 7.25% 2005                               19,405        18,823
 Series 1993-2, Class B, 8.00% 2018                                  2,250         2,296
 Series 1997-A, Class HI-M1, 7.47% 2023                              1,000         1,021
 Series 1995-9, Class A-5, 6.80% 2027                                8,000         8,095
 Series 1997-1, Class A5, 6.86% 2028                                 1,500         1,518
 Series 1996-10, Class A-6, 7.30% 2028                               8,500         8,667
Grupo Financiero Banamex Accival, SA de CV 0.00% 2002 (1)           15,017        12,625      .15
IMC Home Equity Loan Trust:
 Series 1996-4, Class A1, 6.59% 2011                                 1,625         1,619      .34
 Series 1996-2, Class A2, 6.78% 2011                                 8,136         8,122
 Series 1996-4, Class A3, 6.81% 2011                                17,972        18,021
J.P. Morgan & Co. Inc., Series A, 5.994% 2012 (6)                   10,000         9,245      .11
J.P. Morgan Commercial Mortgage Finance Corp.,pass-
 through certificates:
 Series 1995-C1, Class A-2, 7.403% 2010 (6)                          1,000         1,050      .04
 Series 1997-C4, Class A-1, 6.939% 2028                              1,340         1,359
 Series 1996-C3, Class A-1, 7.33% 2028                                 953           991
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C2, Class A-1, 7.344% 2021 (6)                          2,058         2,098      .24
 Series 1995-C2, Class D, 8.114%  2021 (6)                             735           753
 Series 1995-C3, Class A1,  6.788%  2025 (6)                         2,685         2,722
 Series 1996-C2, Class A1, 6.69% 2028                               13,740        13,926
Money Store Trust:
 Series 1996-D, Class A-12, 6.37% 2011                              20,000        19,975      .56
 Series 1997-1, Class A-2, 6.81% 2011                               17,000        17,150
 Series 1996-B, Class A-5, 7.18% 2014                                2,000         2,017
 Series 1996-D, Class A-14, 6.985% 2016                              4,000         4,055
 Series 1996-C, Class A-3, 7.07% 2016                                3,000         3,024
Morgan Stanley Capital Inc., Series 1995-GA1,
 Class A-1, 7.00% 2002 (1)                                           9,728         9,827      .12
Morgan Stanley Capital I Inc.:
 Series 1996-WF1, Class A-1, 6.588% 2002 (1),(6)                    12,840        12,930      .30
 Series 1996-WF1, Class D, 6.588% 2028 (6)                           2,000         1,941
 Series 1997-WF1, Class A-1, 6.83% 2029 (1)                          9,818         9,991
Prudential-Bache CMO Trust, Series 3, Class F,
 9.44% 2018                                                          1,000         1,038      .01
Prudential Home Mortgage Securities Co., Inc.:
 Series 1993-48, Class A-6, 6.25% 2008                               4,466         4,314      .27
 Series 1992-37, Class A-6, 7.00% 2022                                 520           518
 Series 1993-34, Class A-1, 7.00% 2023                              11,776        11,809
 Series 1993-7, Class A-5, 8.00% 2023                                5,588         5,592
Residential Funding Mortgage Securities I, Inc.,
 Series 1992-S6, Class A-10, 12.579% 2022 (7)                        8,138         8,352      .10
Resolution Trust Corp.:
 Series 1991-M5, Class B, 9.00% 2017                                 2,238         2,241      .26
 Series 1992-6, Class A-2B, 8.40% 2024                               2,124         2,117
 Series 1993-C1, Class D, 9.45% 2024                                 9,352         9,476
 Series 1993-C1, Class E, 9.50% 2024                                   313           317
 Series 1993-C2, Class C, 8.00% 2025                                 3,000         3,008
 Series 1993-C2, Class D, 8.50% 2025                                 3,243         3,255
Standard Credit Card Master Trust I, credit card
 participation certificates, Series 1994-2A, 7.25% 2008              5,000         5,289      .06
Standard Credit Card Trust, credit card participation
 certificates, Series 1991-3A, 8.875% 1999                           5,500         5,577      .07
Structured Asset Notes Transaction, Ltd.
 Series 1996-A, Class A1, 7.156% 2003(1)                             7,435         7,470      .09
Structured Asset Securities Corp.,
 pass-through certificates:
 Series 1995-C1, Class A1A, 7.375% 2024                                230           230      .13
 Series 1996-CFL, Class A1C, 5.944% 2028                             5,955         5,922
 Series 1996-CFL, Class D, 7.034% 2028                               2,950         2,973
 Series 1996-CFL, Class A2A, 7.75% 2028                              1,434         1,447
Travelers Mortgage Securities Corp., Series 1, Class Z2, 12.00% 2    7,408         8,380      .10
UCFC Acceptance Corp. pass-through certificates:
 Series 1996-B1, Class A2, 7.075% 2010                              10,000        10,025      .15
 Series 1996-D, Class A4, 6.776% 2016                                2,400         2,415
                                                                                -------------------
                                                                                 766,297     9.37
                                                                                -------------------
GOVERNMENTAL
Governments (Excluding U.S. Government)
Argentina (Republic of):
 8.75% 2002 (1)                                                      5,000         4,351      .37
 11.00% 2006                                                         1,000         1,074
 11.75% 2007 (1)                                                 ARP16,000        15,123
 11.375% 2017                                                        6,500         7,124
 Eurobond 6.688% 2005 (6)                                           $3,696         3,308
Australian Government:
 8.75% 2001                                                       A$11,000         7,809      .10
Brazil (Federal Republic of):
 Debt Conversion Bond, Series L, 6.75% 2012 (6)                       $500           380      .00
 Bearer, 8.00% 2014                                                    285           224
British Columbia Hydro & Power Authority 12.50% 2013                 4,000         4,317      .05
Bundesrepublik:
 7.125% 2002                                                      DM24,000        14,679      .64
 6.00% 2007                                                         65,000        37,984
Canadian Government:
 9.00% 2004                                                       C$36,000        30,001     1.65
 4.25% 2021 (8)                                                     22,935        16,276
 4.25% 2026 (8)                                                    106,924        75,696
 8.00% 2027                                                         13,500        12,040
Deutschland Republic 8.00% 2002                                    DM34050        21,389      .26
Ecuador (Republic of) Past Due Interest Bonds: (6)
 Bearer, 6.688% 2015                                                  $410           269      .00
 Registered, 6.688% 2015                                               273           179
 Discount, 6.438% 2025                                                 250           189
Export-Import Bank of Japan 2.875% 2005                          Y3,210,000       26,531      .32
Hydro-Quebec, Series HKF, 9.375% 2030                               $3,250         4,271      .05
International Bank for Reconstruction and Development:
 4.50% 2003                                                      Y1,800,000       15,989      .20
Irish Government IEP:
 8.00% 2000                                                      IRL10,000        15,402      .33
 8.00% 2006                                                          6,700        11,146
Italian Government National 10.50% 2005                          Lr15,000,000     11,066      .14
Manitoba (Province of) 9.625% 1999                                   2,000         2,082      .03
Mendoza (Province of) 10.00% 2007 (1)                                4,250         4,069      .05
New Zealand Government:
 8.00% 2004                                                      NZ$13,500         8,133      .44
 8.00% 2006                                                         12,000         7,377
 4.50% 2016 (8)                                                     38,176        20,402
Ontario Hydro (Province of Ontario) 4.61% 1999 (6)                 C$3,000         2,099      .03
Ontario (Province of) 7.75% 2002                                    $3,500         3,720      .05
Panama (Republic of): (6)
 Interest Reduction Bond, 3.75% 2014 (1)                             6,500         4,981      .08
 Past Due Interest Bond, 6.688% 2016 (1)                             1,541         1,259
 Past Due Interest Bond, 6.688% 2016                                   257           210
Peru (Republic of) Past Due Interest Bond 4.00% 2017 (6)               750           494      .01
Poland (Republic of) Past Due Interest Bond (6):
 Bearer, 4.00% 2014                                                 15,750        13,643      .29
 Registered, 4.00% 2014                                             11,000         9,529
Poland (Republic of) Treasury Bill 1998                          PLZ11,000         2,685      .03
Quebec (Province of):
 8.625%  2005                                                       $4,250         4,755      .14
 13.25%  2014                                                        5,500         6,350
South Africa (Republic of) 13.00% 2010                           ZAR148,000       28,986      .35
Spain (Kingdom of):
 6.75% 2000                                                      Pta1,000,000      6,866      .52
 8.40% 2001                                                      3,225,000        23,488
 3.10% 2006                                                      Y1,515,000       12,710
Swedish Government 10.250% 2003                                  SKr58,000         8,811      .11
Treuhandanstalt:
 7.125% 2003                                                      DM22,250        13,614      .42
 7.50% 2004                                                         32,000        20,174
United Kingdom 8.50% 2005                                          L23,500        43,877      .54
United Mexican States Government Eurobonds:
 Global, 11.375% 2016                                               $2,515         2,892      .06
 Global, 11.50% 2026                                                   825           980
 Series A, 6.25% 2019                                                1,000           835
 Series B, Units, 6.617% 2019 (6)                                      500           464
 Series A, Units, 6.693% 2019 (6)                                    1,250         1,159
Venezuela (Republic of)
 6.813% 2007 (6)                                                     1,190         1,068      .02
 Front Loaded Interest Reduction Bond:
  Series A, 6.75% 2007                                                 905           812
  Series B, 6.75% 2007                                                 226           203
                                                                                -------------------
                                                                                 595,544     7.28
                                                                                -------------------
Federal Agency Obligations - Mortgage Pass-Throughs (3)
Fannie Mae (formerly Federal National Mortgage Assn.)
 6.137% 2033 (6)                                                    33,527        33,517     1.24
 6.50% 2025                                                          1,179         1,164
 7.00% 2009-2010                                                     3,863         3,932
 7.50% 2009-2024                                                     7,905         8,119
 8.00% 2023                                                          2,834         2,961
 8.310% 2002 (6)                                                     6,385         6,622
 8.50% 2009-2027                                                    11,517        12,062
 9.00% 2018-2025                                                     4,656         4,971
 9.50% 2009-2025                                                     4,461         4,814
 10.00% 2018-2025                                                   14,462        15,895
 10.50% 2012-2019                                                    3,745         4,181
 11.00% 2015-2020                                                    2,556         2,872
 11.25% 2014                                                            44            50
 11.50% 2010-2014                                                      243           278
 12.00% 2015-2019                                                       73            84
 12.50% 2015                                                           191           227
 13.00% 2014                                                            53            63
 15.00% 2013                                                            62            75
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
 8.00% 2003-2010                                                     4,067         4,145      .57
 8.25% 2007                                                          2,286         2,371
 8.50% 2002-2020                                                    27,030        28,206
 8.75% 2008                                                          2,894         3,044
 9.00% 2021                                                            845           912
 10.00% 2011-2019                                                      261           280
 10.50% 2020                                                         2,383         2,665
 10.75% 2010                                                            94           104
 11.50% 2000                                                            30            32
 12.00% 2010-2015                                                    1,219         1,392
 12.50% 2009-2019                                                    2,869         3,369
 12.75% 2015-2019                                                      493           574
 13.00% 2014                                                            73            87
 13.50% 2018                                                            12            14
 13.75% 2014                                                            18            21
Government National Mortgage Assn.:
 5.00% 2026 (6)                                                     10,369        10,479     5.91
 6.00% 2026 (6)                                                      3,832         3,884
 6.50% 2008-2027                                                    40,203        39,906
 6.875% 2022-2023 (6)                                               43,729        44,922
 7.00% 2008-2027                                                    64,664        65,389
 7.00% 2022-2024 (6)                                               127,213       130,194
 7.375% 2022-2024 (6)                                               14,555        14,975
 7.50% 2007-2026                                                    65,712        67,610
 8.00% 2017-2025                                                    17,199        18,018
 8.50% 2020-2026                                                    34,406        36,398
 9.00% 2016-2022                                                    17,794        19,352
 9.50% 2009-2021                                                    16,778        18,217
 10.00% 2017-2019                                                    9,004        10,051
 10.50% 2015-2019                                                      564           636
 11.00% 2013-2016                                                    1,177         1,353
 11.50% 2015                                                            38            44
 12.00% 2014                                                           120           141
 12.50% 2010-2015                                                      685           812
 13.25% 2014                                                            80            92
                                                                                -------------------
                                                                                 631,576     7.72
                                                                                -------------------
FEDERAL AGENCY OBLIGATION - OTHER
Fannie Mae Notes:
 6.50% 2002                                                        A$5,000         3,341      .58
 7.70% 2004                                                        $12,500        12,799
 2.125% 2007                                                     Y2,300,000       17,935
 medium-term notes:
  6.14% 2004                                                       $13,000        12,766
Federal Home Loan Bank Bonds:
 6.38% 2003                                                          3,000         2,969     1.17
 6.41% 2003                                                         18,580        18,409
 6.16% 2004                                                         24,000        23,546
 6.27% 2004                                                          5,000         4,931
 7.00% 2005                                                         35,000        34,940
 7.013% 2007                                                        10,000        10,020
FNSM Callable Principal STRIPS 0%/8.25% 2022 (2)                     4,500         4,266      .05
Freddie Mac Notes:
 7.00% 2002                                                         25,000        24,973     1.39
 5.74% 2003                                                          6,500         6,328
 5.78% 2003                                                         14,520        14,155
 6.185% 2003                                                        19,845        19,560
 6.24% 2003                                                          2,900         2,862
 6.28% 2003                                                          3,000         2,967
 6.30% 2003                                                          2,000         1,981
 6.375% 2003                                                         5,820         5,774
 6.39% 2003                                                         10,330        10,240
 6.50% 2003                                                          6,200         6,160
 6.19% 2004                                                         11,000        10,783
 6.27% 2004                                                          3,500         3,454
 7.25% 2007                                                          5,000         5,000
                                                                                -------------------
                                                                                 260,159     3.19
                                                                                -------------------
Collateralized Mortgage Obligations - Federal Agencies (3)
Fannie Mae:
 Series 91-146, Class Z, 8.00% 2006                                  7,078         7,330      .38
 Series 90-93, Class G, 5.50% 2020                                   1,350         1,298
 Series 91-2, Class Z, 6.50% 2021                                   15,658        15,442
 Series 93-247, Class Z, 7.00% 2023                                  3,945         3,941
 Series 94-4, Class ZA, 6.50% 2024                                   3,545         3,343
Freddie Mac:
 Series 1849, Class Z, 6.00% 2008                                    5,497         5,186      .49
 Series 1716, Class A, 6.50% 2009                                    4,750         4,602
 Series 178, Class Z, 9.25% 2021                                     3,754         4,029
 Series 1657, Class SA, 6.44% 2023 (7)                               7,520         5,889
 Series 1673, Class SA, 4.834% 2024 (7)                              7,879         5,650
 Series 1983, Class FB, 6.625% 2026 (6)                             11,336        11,358
 Series 1948, Class PJ, 6.65% 2027                                   3,000         2,932
                                                                                -------------------
                                                                                  71,000      .87
                                                                                -------------------
U.S. Treasury Obligations
9.25% August 1998                                                  117,200       119,746     1.46
9.125% May 1999                                                     15,250        15,934      .19
6.875% July 1999                                                    49,750        50,636      .62
8.875% May 2000                                                     30,000        32,109      .39
6.00% August 2000                                                   11,000        11,079      .14
8.750% August 2000                                                  28,000        30,047      .37
8.50% November 2000                                                 30,000        32,194      .39
7.75% February 2001                                                 26,000        27,491      .34
8.00% May 2001                                                      14,500        15,490      .19
13.125% May 2001                                                    21,500        26,344      .32
6.25% October 2001                                                   3,500         3,560      .04
14.25% February 2002                                                 7,000         9,163      .11
3.625% July 2002 (8)                                                55,492        55,232      .68
11.625% November 2002                                               92,000       114,640     1.40
10.750% May 2003                                                    12,500        15,342      .19
11.875% November 2003                                               10,000        13,008      .16
7.25% May 2004                                                     212,000       228,795     2.80
7.25% August 2004                                                   23,000        24,858      .30
7.875% November 2004                                                11,000        12,298      .15
11.625% November 2004                                              125,500       166,581     2.04
6.50% May 2005                                                      19,000        19,807      .24
3.375% January 2007 (8)                                             40,796        39,738      .49
10.375% November 2009                                               12,500        15,629      .19
10.00% May 2010                                                      7,500         9,320      .11
10.375% November 2012                                               15,000        19,931      .24
12.00% August 2013                                                  10,000        14,734      .18
7.25% May 2016                                                      15,000        17,086      .21
7.50% November 2016                                                 85,000        99,211     1.21
8.875% August 2017                                                 235,500       312,588     3.82
8.125% May 2021                                                     98,000       123,496     1.51
7.125% February 2023                                                 7,750         8,847      .11
6.375% August 2027                                                  22,500        23,730      .29
                                                                                -------------------
                                                                                1,708,664   20.88
                                                                                -------------------
FLOATING RATE EURODOLLAR NOTES (UNDATED) (6)
Allied Irish Banks Ltd. 6.313%                                       7,000         6,370      .08
Bank of Nova Scotia 6.00%                                           10,000         8,750      .11
Bergen Bank 5.75%                                                    5,000         4,298      .05
Canadian Imperial Bank of Commerce 5.688%                           25,000        22,062      .27
Christiana Bank Og Kreditkasse 6.063%                                4,000         3,510      .04
Fuji International Finance (Bermuda) Trust, The Fuji Bank,
 Ltd., 7.30%                                                        19,500        18,020      .22
Hongkong and Shanghai Banking Corp. 6.125%                          10,000         7,868      .10
Lloyds Bank (#2) 6.062%                                              8,000         7,186      .09
Midland Bank 6.188%                                                  5,000         4,271      .05
National Bank of Canada 4.50%                                        5,000         4,125      .05
Skandinaviska Enskilda Banken 7.50%                                  1,000         1,019      .01
Standard Chartered Bank:
 6.15%                                                               5,000         3,550      .17
 6.013%                                                             15,000        10,500
                                                                                -------------------
                                                                                 101,529     1.24
                                                                                -------------------

OTHER SECURITIES & MISCELLANEOUS
Stocks and Warrants
CellNet Data Systems, Inc. (4), (9)                                398,000         2,468      .03
Heartland Wireless Communications, Inc. warrants,
 expire 2000 (1),(9)                                                24,000             0      .00
IntelCom Group Inc., warrants expire 8/8/05 (9)                     19,800           208      .00
NEXTEL Communications, Inc. warrants expire 1999 (4), (9)           38,750             0
Protection One warrants (9)                                         54,400           571      .01
                                                                                -------------------
                                                                                   3,247      .04
                                                                                -------------------
Miscellaneous
Investment securities in the initial period
 of acquisition                                                                   13,453      .16
                                                                                -------------------



TOTAL BONDS, NOTES AND EQUITY-TYPE SECURITIES
 (cost: $7,207,792,000)                                                         7,354,861   89.95
                                                                                ----------


SHORT-TERM SECURITIES
Commercial Paper
A.I. Credit Corp.:
 5.54% due 01/21/98                                                 10,000         9,967      .49
 5.76% due 01/23/98                                                 30,000        29,899
American General Finance Corp. 5.69% due 02/12/98                   25,000        24,829      .30
Avco Financial Services, Inc.:
 5.57% due 01/30/98                                                 15,000        14,928      .47
 5.71% due 03/17/98                                                 10,000         9,880
 5.68% due 03/18/98                                                 14,000        13,829
Bell Atlantic Financial Services, Inc.
 5.75% due 01/13/98                                                 22,000        21,954      .64
 5.70% due 01/15/98                                                 30,000        29,929
Beneficial Corp.:
 5.83% due 01/30/98                                                 16,000        15,922      .37
 5.58% due 02/02/98                                                 15,000        14,922
Commercial Credit Co.
 5.72% due 01/15/98                                                 13,500        13,468      .71
 5.57% due 01/16/98                                                 25,000        24,937
 5.73% due 02/05/98                                                 20,000        19,886
Ford Motor Credit Co,:
 5.54% due 01/13/98                                                 40,500        40,417     1.17
 5.68% due 01/26/98                                                 21,000        20,914
 5.68% due 01/30/98                                                 20,000        19,904
 5.74% due 02/06/98                                                 14,000        13,917
Gannett Co., Inc. (1):
 5.67% due 01/15/98                                                 11,000        10,974      .49
 5.65% due 01/20/98                                                 29,000        28,908
General Electric Capital Corp.:
 6.75% due 01/02/98                                                 32,000        31,988      .70
 5.70% due 01/27/98                                                 25,000        24,893
IBM Credit Corp.:
 5.70% due 01/14/98                                                 40,000        39,911      .72
 5.70% due 01/16/98                                                 19,000        18,952
International Lease Finance Corp. 5.57% due 01/06/98                31,300        31,271      .38
Kimberly-Clark Corp. (1):
 6.20% due 01/09/98                                                 25,000        24,965      .36
 5.65% due 01/30/98                                                  4,000         3,981
J.C. Penney Funding Corp. 5.59% due 01/20/98 (1)                    14,000        13,956      .17
Pitney Bowes Credit Corp.:
 5.80% due 01/21/98                                                 22,000        21,926      .49
 5.53% due 02/09/98                                                 17,900        17,786
Procter & Gamble Co.:
 5.75% due 01/29/98                                                 10,000         9,954      .49
 5.70% due 02/12/98                                                 10,600        10,528
 5.55% due 02/19/98                                                 20,000        19,841
SBC Communications (1):
 5.74% due 01/07/98                                                 10,000         9,989      .30
 5.77% due 01/20/98                                                 15,025        14,977
                                                                                -------------------
                                                                                 674,302     8.25
                                                                                -------------------
Certificates of Deposit
Morgan Guaranty Trust Co. of New York 5.60% 1/21/98                 50,000        49,995      .61
                                                                                -------------------
TOTAL SHORT-TERM SECURITIES (Cost $724,322,000)                                  724,297     8.86
                                                                                -------------------
TOTAL INVESTMENT SECURITIES (cost $7,932,114,000)                               8,079,158   98.81
Excess of cash and receivables over payables                                      96,973     1.19
                                                                                -------------------
NET ASSETS                                                                      8,176,131  100.00
                                                                                ===================


1 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

2  Step bond; coupon rate will increase at a later date.

5 Purchased as a unit; issue was separated but reattached for reporting purposes.

4  Valued under procedures established by the Board of Directors.

3 Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made.
    Therefore, the effective maturity is shorter than the stated maturity.

6  Coupon rate changes periodically.

7 Inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.

8 Index-linked bond whose principal amount moves with a government retail price index.

9  Non-income-producing security.

10 Company filed for bankruptcy and is not making interest payments.




See Notes to Financial Statements


The Bond Fund of America
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at January 31, 1998                         (dollars in      thousands)
Assets:
Investment securities at market
 (cost: $7,932,114)                                          $8,079,158
Cash                                                              2,080
Prepaid expense ....................
Receivables for--
 Sales of investments                           $10,861
 Forward currency contracts                       7,801
 Sales of fund's shares                          31,327
 Dividends and accrued interest                 113,885         163,874
                                           ------------ ---------------
                                                              8,246,592
Liabilities:
Payables for--
 Purchases of investments                        54,765
 Repurchases of fund's shares                    11,492
                                                      0
 Management services                              2,211
 Accrued expenses                                 1,993          70,461
                                                     87         $70,548
                                           ------------ ---------------
Net Assets at at December 31, 1997--
 Equivalent to $14.00 per share
 583,828,403 shares of $1 par value
 capital stock outstanding (authorized
 capital stock - 1,000,000,000 shares)                       $8,176,131
                                                        ===============
Statement of Operations
for the year ended December 31, 1997        (dollars in      thousands)
Investment Income:
Income:
 Interest                                      $567,710
 Dividends from investment in stocks              3,373        $571,083

Expenses:
 Management services fee                        $24,460
 Distribution expenses                           18,641
 Transfer agent fee                               4,685
 Reports to shareholders                            499
 Registration statement and prospectus              639
 Postage, stationery and supplies                 1,267
 Directors' fees                                     63
 Auditing and legal fees                             52
 Custodian fee                                      373
 Taxes other than federal income tax                 87
 Other expenses                                     163          50,929
                                           ------------ ---------------
 Net investment income                                          520,154
                                                        ===============
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                99,025
Net increase in unrealized
 appreciation on:
 Investments                                     34,919
 Open forward currency contracts                  9,125
                                           ------------
  Net unrealized appreciation                                    44,044
                                                        ---------------
 Net realized gain and
  unrealized appreciation
  on investments                                                143,069
                                                        ---------------
Net Increase in Net Assets Resulting                           $663,223
 from Operations                                        ===============




Statement of Changes in Net Assets          (dollars in      thousands)

                                             Year ended     December 31

                                                    1997            1996

Operations:
Net investment income                          $520,154        $491,209
Net realized gain (loss)on investments           99,025          (7,778)
Net unrealized appreciation
 (depreciation) on investments                   44,044         (45,326)
                                           ------------ ---------------
 Net increase in net assets
  resulting from operations                     663,223         438,105
                                           ------------ ---------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net
 investment income                             (526,643)       (488,959)
                                           ------------ ---------------
Capital Share Transactions:
Proceeds from shares sold:
 159,869,358 and 130,706,510
 shares, respectively                         2,214,949       1,780,596
Proceeds from shares issued in
 reinvestment of net investment
 income dividends: 28,414,675
 and 26,267,382 shares,
 respectively                                   393,612         357,426
Cost of shares repurchased:
 113,580,749 and 101,063,959
 shares, respectively                        (1,571,399)     (1,374,955)
                                           ------------ ---------------
 Net increase in net assets
 resulting from capital share
 transactions                                 1,037,162         763,067
                                           ------------ ---------------
Total Increase in Net Assets                  1,173,742         712,213

Net Assets:
Beginning of year                             7,002,389       6,290,176
                                           ------------ ---------------
End of year (including
 undistributed net investment
 income: $11,969 and $10,700
 respectively)                               $8,176,131      $7,002,389
                                           ============ ===============



See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS

1. The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

     Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committe appointed by the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest and dividend income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

     The fund may enter into forward currency contracts, which represents agreements to exchange currencies of different countries at a specified future date at a specified rate. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in the particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $147,044,000, of which $274,300,000 related to appreciated securities and $127,256,000 related to depreciated securities. During the year ended December 31, 1997, the fund realized, on a tax basis, a net capital gain of $91,267,000 on securities transactions. Net gains related to non-U.S. currency transactions of $7,758,000 were treated as ordinary income for federal income tax purposes. During the year ended December 31, 1997, the fund utilized the remaining capital loss carryforward totaling $50,492,000 to offset, for tax purposes, capital gains realized during the year up to such amount. The cost of portfolio securities, excluding foreign currency contracts, for book and federal income tax purposes was $7,932,114,000 at December 31, 1997.

3. The fee of $24,460,0000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; 0.16% of such assets in excess of $3 billion but not exceeding $6 billion; 0.15% of such assets in excess of $6 billion; plus 3.00% on the first $450,000 of the fund's monthly gross investment income; 2.25% of such income in excess of $450,000 but not exceeding $8,333,333 million; and 2.00% of such income in excess of $8,333,333.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1997, distribution expenses under the Plan were $18,641,000. As of December 31, 1997, accrued and unpaid distribution expenses were $1,279,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,685,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,397,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1997, aggregate amounts deferred and earnings thereon were $113,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund

4. As of December 31, 1997, accumulated undistributed net realized gain on investments was $40,776,000 and additional paid-in capital was $7,384,333,000. The fund reclassified $7,758,000 of realized currency gains from undistributed net realized gain to undistributed net investment income for the year ended December 31, 1997.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $4,473,244,000 and $3,409,281,000, respectively, during the year ended December 31, 1997.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $373,000 includes $234,000 that was paid by these credits rather than in cash.

     Net realized currency gains on interest and sales of non-U.S. bonds and notes, on a book basis, were $14,900,000 for the year ended December 31,1997.

     At December 31, 1997 the fund had outstanding forward currency contracts to sell non-U.S. currency as follows:


                                                               Contract         Amount
                                                        ---------------   ------------


Non-U.S. Currency Sales Contracts                              Non-U.S.           U.S.

Australian Dollars expiring 1/16/98 to 2/24/98       A$      19,409,000    $13,595,919
British Pounds expiring 1/23/98 to 3/23/98            L      12,029,000     19,766,376
German Deutsche Marks expiring 1/23/98 to 4/2/98     DM     145,425,000     82,377,610
Irish Pounds expiring 1/20/98 to 6/4/98              IRL     10,150,000     15,028,428
Japanese Yen expiring 1/16/98 to 4/20/98              Y   9,136,919,000     75,874,007
New Zealand Dollars expiring 2/24/98                 NZ$     15,832,000      9,797,356
                                                                          ------------

                                                                          $216,439,696
                                                                         =============




                                                        U.S. Valuations    at 12/31/97
                                                        --------------- --------------
                                                                            Unrealized
                                                                          Appreciation
Non-U.S. Currency Sales Contracts                                Amount (Depreciation)

Australian Dollars expiring 1/16/98 to 2/24/98       A$     $12,656,460       $939,459
British Pounds expiring 1/23/98 to 3/23/98            L      19,830,079        (63,703)
German Deutsche Marks expiring 1/23/98 to 4/2/98     DM      81,116,252      1,261,358
Irish Pounds expiring 1/20/98 to 6/4/98              IRL     14,492,794        535,634
Japanese Yen expiring 1/16/98 to 4/20/98              Y      70,798,886      5,075,121
New Zealand Dollars expiring 2/24/98                 NZ$      9,147,273        650,083
                                                          -------------  -------------

                                                           $208,041,744     $8,397,952
                                                          =============  =============


Per-Share Data and Ratios

                                                             Year    ended December      31
                                                     1997    1996     1995     1994    1993
Net Asset Value, Beginning of Year                $13.75   $13.88   $12.69   $14.45  $13.99
                                                ----------------------------------------------

 Income from Investment Operations:
  Net investment income                             0.98     1.02     1.05     1.05    1.09
  Net realized and unrealized gain(loss) on inve    0.25    (0.13)    1.18    (1.76)   0.84
                                                ----------------------------------------------
   Total income (loss) from investment operation    1.23     0.89     2.23    (0.71)   1.93
                                                ----------------------------------------------

 Less Distributions:
  Dividends from net investment income             (0.98)   (1.02)   (1.04)   (1.05)  (1.08)
  Distributions from net realized gains               --       --       --       --   (0.39)
                                                      --       --       --       --      --
                                                ----------------------------------------------
   Total distributions                             (0.98)   (1.02)   (1.04)   (1.05)  (1.47)
                                                ----------------------------------------------
Net Asset Value, End of Year                      $14.00   $13.75   $13.88   $12.69  $14.45
                                                ==============================================

Total Return*                                      9.24%    6.71%   18.25%  (5.02%)  14.14%

Ratios/Supplemental data:
 Net assets, end of year (in millions)          $8,176.00$7,002.00$6,290.00$4,941.00$5,285.00
 Ratio of expenses to average net assets           68.00%    .71%     .74%     .69%    .71%
 Ratio of net income to average net assets         6.95%    7.47%    7.87%    7.77%   7.53%
 Portfolio turnover rate                          51.96%   43.43%   43.80%   56.98%  44.68%


*Excludes maximum sales charge of 4.75%.


Independent Auditors' Report
To the Board of Directors and Shareholders of The Bond Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Bond Fund of America, Inc. (the "Fund"), including the schedule of portfolio investments as of December 31,1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California

January 29, 1998

                                    PART C
                        THE BOND FUND OF AMERICA, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

 Included in Prospectus - Part A
  Financial Highlights

 Included in Statement of Additional Information - Part B
  Statement of Assets and Liabilities  Notes to Financial Statements
  Statement of Operations              Per-Share Data and Ratios
  Statement of Changes in Net Assets   Independent Auditors' Report

(B) EXHIBITS.

   1. Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
   2. Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
   3. None.
   4. Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
   5. Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
   6. Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
   7. None.
   8. Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
   9. Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
  10. Not applicable to this filing.
  11. Consent of Independent Auditors
  12. None.
  13. None.
  14. Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
  15. Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
  16. On file (see SEC file Nos. 811-2444 and 2-50700, Post-Effective Amendment No. 39 filed 2/29/96)
  17. Financial data schedule (EDGAR)


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


As of December 31, 1997



Title of Class             Number of
                           Record Holders

Capital Stock               275,075

($1.00 par value)



ITEM 27. INDEMNIFICATION.

  Registrant is a joint-insured under Investment Advisor/Mutual fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Article VIII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (2) its officers to the same extent it shall indemnify its directors; and (3) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel

ITEM 27. INDEMNIFICATION (CONT.)

selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or
(iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.


(B)   (1)                                (2)                                     (3)

      NAME AND PRINCIPAL                 POSITIONS AND OFFICES                   POSITIONS AND OFFICES
       BUSINESS ADDRESS                    WITH UNDERWRITER                          WITH REGISTRANT



      David L. Abzug                      Regional Vice President                None

      27304 Park Vista Road

      Van Nuys, CA 91301





      John A. Agar                       Regional Vice President                 None

      1501 N. University Drive,
      Suite 227A

      Little Rock, AR 72207



      Robert B. Aprison                   Vice President                         None

      2983 Bryn Wood Drive

      Madison, WI 53711



S     Richard Armstrong                  Assistant Vice President                None



L     William W. Bagnard                 Vice President                          None



      Steven L. Barnes                   Senior Vice President                   None

      800 Town Line Avenue South

      Suite 204

      Minneapolis, MY 55438



B     Carl R. Bauer                      Assistant Vice President                None



      Michelle A. Bergeron                Vice President                         None

      4160 Gateswalk Drive

      Smyrna, GA 30080



      Joseph T. Blair                    Senior Vice President                   None
      27 Drumlin Road
      West Simsbury, CT  06092



      John A. Blanchard                  Regional Vice President                 None
      6421 Aberdeen Road
      Mission Hills, KS 66208



      Ian B. Bodell                      Senior Vice President                   None

      P.O. Box 1665
      Brentwood, TN  37024-1665



      Michael L. Brethower               Vice President                          None

      2320 North Austin Avenue
      Georgetown, TX  78626



      C. Alan Brown                      Regional Vice President                 None

      4129 Laclede Avenue
      St. Louis, MO  63108



L     Daniel C. Brown                    Sr. Vice President                      None



H     J. Peter Burns                     Vice President                          None



      Brian C. Casey                     Regional Vice President                 None
      9508 Cable Drive
      Kensington, MD  20895







      Victor C. Cassato                  Senior Vice President                   None

      609 W. Littleton Blvd., Suite 310

      Littleton, CO  80120



      Christopher J. Cassin              Senior Vice President                   None

      111 W. Chicago Avenue, Suite G3

      Hinsdale, IL 60521



      Denise M. Cassin                    Vice President                         None

      1301 Stoney Creek Drive

      San Ramon, CA 94538



L     Larry P. Clemmensen                Director                                None



L     Kevin G. Clifford                  Director, President                     None



      Ruth M. Collier                    Vice President                          None
      145 West 67th St., Ste. 12K
      New York, NY  10023



S     David Coolbaugh                    Assistant Vice President                None



      Thomas E. Cournoyer                Vice President                          None
      2333 Granada Boulevard
      Coral Gables, FL  33134



      Douglas A. Critchell               Senior Vice President                   None
      4116 Woodbine st.
      Chevy Chase, MD 20815



L     Carl D. Cutting                    Vice President                          None



      Dan J. Delianedis                  Regional Vice President                 None

      8689 Braxton Drive

      Eden Prairie, MN 55347



      Michael A. Dilella                 Vice President                          None
      P. O. Box 661
      Ramsey, NJ  07446



      G. Michael Dill                    Senior Vice President                   None

      505 E. Main Street

      Jenks, OK 74037



      Kirk D. Dodge                      Senior Vice President                   None

      633 Menlo Avenue, Suite 210

      Menlo Park, CA 94025





      Peter Doran                        Senior Vice President                   None

      1205 Franklin Avenue

      Garden City, NY 11530



L     Michael J. Downer                  Secretary                               Vice President



      Robert W. Durbin                   Vice President                          None
      74 Sunny Lane
      Tiffin, OH  44883



I     Lloyd G. Edwards                   Senior Vice President                   None



L     Paul H. Fieberg                    Sr. Vice President                      None



      John R. Fodor                       Vice President                         None
      15 Latisquama Road
      Southborough, MA 01772



L     Mark P. Freeman, Jr.               Director                                None



      Clyde E. Gardner                   Vice President                          None
      Route 2, Box 3162
      Osage Beach, MO  65065



B     Evelyn K. Glassford                Vice President                          None



      Jeffrey J. Greiner                  Vice President                         None

      12210 Taylor Road
      Plain City, OH 43064



L     Paul G. Haaga, Jr.                 Director                                Chairman of the Board



B     Mariellen Hamann                   Assistant Vice President                None



      David E. Harper                    Vice President                          None
      R.D. 1, Box 210, Rte 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey                   Regional Vice President                 None
      6744 Avalon
      Dallas, TX  75214



      Robert S. Irish                    Regional Vice President                 None

      1225 Vista Del Mar Drive

      Delray Beach, FL 33483



L     Robert L. Johansen                 Vice President, Controller              None





      Michael J. Johnston                Director                                None
      630 Fifth Ave., 36th Floor
      New York, NY 10111-0121



B     Damien M. Jordan                   Vice President                          None



      V. John Kriss                      Vice President                          None
      P.O. Box 274
      Surfside, CA 90743



      Arthur J. Levine                   Vice President                          None
      12558 Highlands Place
      Fishers, IN  46038



B     Karl A. Lewis                      Assistant Vice President                None



      T. Blake Liberty                   Regional Vice President                 None

      5506 East Mineral Lane

      Littleton, CO 80122



L     Lorin E. Liesy                     Assistant Vice President                None



*     Susan G. Lindgren                  Vice President - Institutional          None
                                         Investment Services Division



S     Stella Lopez                       Vice President                          None



LW    Robert W. Lovelace                 Director                                None



      Stephen A. Malbasa                  Vice President                         None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel                    Senior Vice President                  None

      5241South Race Street

      Littleton, CO 80121



L     John C. Massar                     Director, Senior Vice President         None



L     E. Lee McClennahan                 Senior Vice President                   None



L     Jamie R. McCrary                   Assistant Vice President                None



S     John V. McLaughlin                 Senior Vice President                   None



      Terry W. McNabb                    Vice President                          None
      2002 Barrett Station Road
      St. Louis, MO  63131



L     R. William Melinat                 Vice President - Institutional          None
                                         Investment Services Division



      David R. Murray                    Vice President                          None

      60 Briant Avenue
      Sudbury, MA 01776



      Stephen S. Nelson                  Vice President                          None
      P.O. Box 470528
      Charlotte, NC  28247-0528



      William E. Noe                     Regional Vice President                 None
      304 River Oaks Road
      Brentwood, TN 37207



      Peter A. Nyhus                     Regional Vice President                 None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372



      Eric P. Olson                      Regional Vice President                 None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips                    Vice President                         None
      32 Ridge Avenue
      Newton Centre, MA  02159



B     Candance D. Pilgrim                Assistant Vice President                None



      Carl S. Platou                     Regional Vice President                 None
      4021 96th Avenue, SE
      Mercer Island, WA 98040



L     John O. Post, Jr.                  Vice President                          None



S     Richard P. Prior                   Assistant Vice President                None



      Steven J. Reitman                  Vice President                          None
      212 The Lane
      Hinsdale, IL  60521



      Brian A. Roberts                    Vice President                         None
      12025 Delmahoy Drive
      Charlotte, NC  28277



      George S. Ross                     Senior Vice President                   None
      55 Madison Avenue
      Morristown, NJ  07962



L     Julie D. Roth                      Vice President                          None



L     James F. Rothenberg                Director                                None



      Douglas F. Rowe                    Regional Vice President                 None

      30008 Oakland Hills Drive
      Georgetown, TX 78628



      Christopher Rowey                  Regional Vice President                  None
      9417 Beverlywood Street
      Los Angeles, CA 90034



      Dean B. Rydquist                   Vice President                          None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30202



      Richard R. Samson                  Vice President                          None
      4604 Glencoe Avenue, No. 4
      Marina del Rey, CA  90292



      Joe D. Scarpitti                   Regional Vice President                 None

      31465 St. Andrews
      Westlake, OH 44145



L     Daniel B. Seivert                  Assistant Vice President                None



L     R. Michael Shanahan                Director                                None



      David W. Short                     Chairman of the Board                   None
      Suite 212, 1000 RIDC Plaza
      Pittsburgh, PA  15238-2941



      William P. Simon, Jr.              Senior Vice President                   None
      554 Canterbury Lane
      Berwyn, PA  19312



L     John C. Smith                       Vice President -                       None
                                         Institutional Investment
                                         Services Division



L     Mary E. Smith                       Vice President -                       None
                                         Institutional Investment
                                         Services Division



      Rodney G. Smith                     Vice President                         None

      100 N. Central Expressway, Suite 1214
      Richardson, TX  75080



      Nicholas D. Spadaccini             Regional Vice President                 None
      855 Markley Woods Way
      Cincinnati, OH 45230



L     Kristen J. Spazafumo               Assistant Vice President                None



      Daniel S. Spradling                Senior Vice President                   None
      #4 West Fourth Avenue, Suite
      406
      San Mateo, CA  94402



B     Max D. Stites                      Vice President                          None



      Thomas A. Stout                    Regional Vice President                 None

      12913 Kendale Lane
      Bowie, MD 20715



      Craig R. Strauser                  Regional Vice President                 None
      3 Dover Way
      Lake Oswego, OR 97034



      Francis N. Strazzeri                Vice President                         None
      31641 Saddletree Drive
      Westlake Village, CA 91361



L     Drew Taylor                        Assistant Vice President                None



S     James P. Toomey                     Vice President                         None



I     Christopher E. Trede                Vice President                         None



      George F. Truesdail                Vice President                          None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith               Regional Vice President                 None

      60 Reedland Woods Way
      Tiburon, CA 94920



H     Andrew J. Ward                     Vice President                          None



L     David M. Ward                       Vice President -                       None
                                         Institutional Investment
                                         Services Division



      Thomas E. Warren                   Regional Vice President                 None

      1701 Starling Drive
      Sarasota, FL 34231



L     J. Kelly Webb Sr.                  Senior Vice President, Treasurer        None



      Gregory J. Weimer                   Vice President                         None
      125 Surrey Drive
      Canonsburg, PA  15317



B     Timothy W. Weiss                   Director                                 None



      N. Dexter Williams                 Senior Vice President                   None
      25 Whitside Court
      Danville, CA 94526



      Timothy J. Wilson                  Regional Vice President                 None
      113 Farmview Place
      Venetia, PA  15367



B     Laura L. Wimberly                   Vice President                         None



H     Marshall D. Wingo Sr.              Director, Senior Vice President         None



L     Robert L. Winston                  Director, Sr. Vice President            None



      Laurie B. Wood                     Regional Vice President                 None
      3500 West Camino de Urania
      Tucson, AZ 85741



      William R. Yost                    Regional Vice President                 None
      9320 Overlook Trail
      Eden Prairie, MN  55347



      Janet M. Young                     Regional Vice President                 None
      1616 Vermont
      Houston, TX  77006



      Scott D. Zambon                    Regional Vice President                 None
      320 Robinson Drive
      Tustin Ranch, CA 92782



____________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

(c) None.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los
Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

  Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 8000 IH-10 Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23514.

  Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31.  MANAGEMENT SERVICES.

  None.

ITEM 32.  UNDERTAKINGS.

  As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT
 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 23rd day of February, 1998.

     THE BOND FUND OF AMERICA, INC.
     By /s/ Paul G. Haaga, Jr.
          (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on February 23, 1998, by the following persons in the capacities indicated.

         SIGNATURE                                       TITLE



(1)      Principal Executive Officer:



         /s/ Abner D. Goldstine                          President and Director

         (Abner D. Goldstine)



(2)      Principal Financial Officer and Principal Accounting Officer:



         /s/ Anthony W. Hynes, Jr.                       Treasurer

         (Anthony W. Hynes, Jr.)



(3)      Directors:

         H. Frederick Christie*                          Director

         Don R. Conlan*                                  Director

         Diane C. Creel*                                 Director

         Martin Fenton, Jr.*                             Director

         Leonard R. Fuller*                              Director



         /s/ Abner G. Goldstine                          President and Director

         Abner D. Goldstine



         /s/ Paul G. Haaga, Jr.                          Chairman and Director

         Paul G. Haaga, Jr.*



         Herbert Hoover III*                             Director

         Richard G. Newman*                              Director

         Peter C. Valli*                                 Director


*By /s/ Julie F. Williams
 (Julie F. Williams, Attorney-in-Fact)

  Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

       /s/ Michael J. Downer
       (Michael J. Downer)
                                      C-13